UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number 811-01807

Value Line Larger Companies Focused Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2018

Date of reporting period: June 30, 2018

Item I. Reports to Stockholders.

A copy of the Semi-Annual Report to Stockholders for the period ended 6/30/18 is included with this Form.

Semi-Annual Report
June 30, 2018

Value Line Premier Growth Fund, Inc.
(VALSX)
Value Line Mid Cap Focused Fund, Inc.
Investor Class (VLIFX)
Institutional Class (VLMIX)
Value Line Capital Appreciation Fund, Inc.
(Formerly Value Line Income and Growth Fund, Inc.)
Investor Class (VALIX)
Institutional Class (VLIIX)
Value Line Larger Companies Focused Fund, Inc.
Investor Class (VALLX)
Institutional Class (VLLIX)
This unaudited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).
#00207297

President’s Letter (unaudited)

Dear Fellow Shareholders:
We are pleased to present you with this semi-annual report for Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. (individually, a “Fund” and collectively, the “Funds”) for the six months ended June 30, 2018.
During the semi-annual period, most broad U.S. equity indices generated positive absolute returns. Each of the four Funds posted positive absolute returns as well, and, notably, all four also outperformed their respective benchmark index on a relative basis. Further, the semi-annual period was highlighted by each of the four equity and hybrid Value Line Funds being recognized for its long-term performance and/or attractive risk profiles.
•
Value Line Premier Growth Fund, Inc.* outpaced the category average return of its peers for the three-year period ended June 30, 2018 (mid-cap growth category), as measured by Morningstar.1 Additionally, the Fund was given an overall Risk rating of Below Averagei by Morningstar.

•
Value Line Mid Cap Focused Fund, Inc.* outpaced the category average return of its peers for the three- and five-year periods ended June 30, 2018 (mid-cap growth category), as measured by Morningstar.1 Additionally, Morningstar gave the Fund an overall Risk Rating of Low.ii

•
Value Line Capital Appreciation Fund, Inc. (formerly Value Line Income and Growth Fund, Inc.)* outpaced the category average return of its peers for the one-, three-, five- and ten-year periods ended June 30, 2018 (allocation-70% to 85% equity category), as measured by Morningstar,1 and ranking in the top 5% of its peer category in each of those time periods. Additionally, the Fund earned an overall five-star rating from Morningstar2 in the allocation-70% to 85% equity category among 313 funds as of June 30, 2018 based on risk-adjusted returns. Morningstar gave the Fund an overall Return rating of High and an overall Risk Rating of Low.iii

•
Value Line Larger Companies Focused Fund, Inc.* outpaced the category average return of its peers for the one-, three- and five-year periods ended June 30, 2018 (large growth category), as measured by Morningstar,1 ranking in the top 20% of its peer category in each of those time periods. Additionally, the Fund earned an overall four-star rating from Morningstar2 in the large growth category among 1,265 funds as of June 30, 2018 based on risk-adjusted returns.iv

On the following pages, the Funds’ portfolio managers discuss the management of their respective Funds during the semi-annual period. The discussions highlight key factors influencing recent performance of the Funds. You will also find a Schedule of Investments and financial statements for each of the Funds.
Before reviewing the performance of your individual mutual fund investment(s), we encourage you to take a brief look at the major factors affecting the financial markets during the six months ended June 30, 2018, especially given the newsworthy events of the semi-annual period. With meaningful trends and some surprising shifts during the first half of 2018 in several drivers of the capital markets, we also invite you to take this time to consider a broader diversification strategy by including additional Value Line Funds in your investment portfolio. You can find out more about the entire family of Value Line Funds at our website, www.vlfunds.com.
Economic Review
Overall, the semi-annual period was one of improving U.S. economic growth and modestly increasing inflation.
For the first quarter of 2018, U.S. Gross Domestic Product (GDP) growth registered 2.0%. Retail sales were particularly weak in the first two months of the calendar year, a key factor in keeping growth rates slower than the 2.9% GDP growth rate of the fourth quarter of 2017. However, retail sales then picked up considerably in March, April and May 2018, leading economists to forecast second quarter GDP growth to be considerably stronger, possibly reaching an annualized growth rate of 3.8% or more. The U.S. labor market remained healthy throughout the semi-annual period, as job gains averaged 214,000 per month, higher than the 188,000 monthly average for the year 2017. Unemployment fell from 4.1% at the beginning of the calendar year to 4.0% in June 2018, the lowest level in more than 18 years. In the month of May 2018, U.S. unemployment actually achieved its lowest reading of the semi-annual period at 3.8%. Manufacturing also remained strong, with the most important measure, the ISM Manufacturing Survey, reaching its highest level in more than nine months. Because of this economic strength, inflation, which had been tame for so long, finally started to pick up, albeit modestly. Although average hourly earnings among U.S. workers did not increase, the broadest measure of inflation, which the Federal Reserve (the Fed) closely follows, i.e. the core Personal Consumption Expenditure price index, which excludes food and energy, rose from 1.5% in January 2018 to 2.0% on a year over year basis as of May 2018 (latest data available).
The modest uptick in inflation supported the Fed’s tightening of monetary policy. During the semi-annual period, the Fed increased its targeted federal funds rate twice — in March and June 2018 — bringing it to a range of 1.75% to 2.00%. The Fed also signaled to investors that it would increase interest rates once or possibly twice more before the calendar year ends. While U.S. inflation had only increased modestly, Fed policymakers stated concerns about the low unemployment rate, which they believe may eventually push wages higher, driving the overall inflation rate even higher. The hikes in the federal funds rate mostly affected short-term fixed income securities, whose yields rose significantly during the semi-annual period. For example,

President’s Letter (unaudited) (continued)

the two-year U.S. Treasury note started the semi-annual period with a yield of 1.88% and ended June with a yield of 2.53%, an increase of 65 basis points. (A basis point is 1/100th of a percentage point.) Long-term fixed income securities fared somewhat better. The bellwether 10-year U.S. Treasury note began the semi-annual period with a yield of 2.40% and ended June with a yield of 2.86%, up 46 basis points.
Despite the Fed’s tightening of monetary policy, which has the potential to slow economic growth through reduced credit activity, many economists were optimistic at the end of the semi-annual period about economic growth prospects for the months ahead, largely due to fiscal policy. The U.S. tax reform package passed by Congress and signed into law in December 2017 could well drive better corporate earnings through lower corporate tax rates and increased consumer spending. However, working against this positive scenario is the current U.S. Administration’s imposition of tariffs on Western Europe, Canada, Mexico and, perhaps most significantly, China. Historically, tariffs have slowed economic growth and added to inflationary pressures. If these recent decisions regarding tariffs — and any potentially resulting trade wars — follow historical precedent, they could have a significant effect on both U.S. and global economic growth going forward.
On the commodities front, markets overall rose on fundamental strength but with geopolitical hindrance and uncertainty surrounding actual and potential tariffs imposed by the U.S. Administration and escalating trade tensions dominating the direction of various commodity prices. Oil prices rose strongly, with West Texas Intermediate crude oil prices appreciating approximately 23% during the semi-annual period on a positive supply/demand scenario. Gold prices declined on rising U.S. Treasury yields and a stronger U.S. dollar.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index3, gained 2.65% during the six months ended June 30, 2018.
As 2018 began, the momentum of late 2017 carried into January amid strengthening economic growth, rising corporate earnings and continued optimism surrounding the tax reform enacted in December 2017. The U.S. equity market rally came to an abrupt halt in early February, however, after unexpectedly strong wage growth sparked fears the Fed would be compelled to speed up its pace of interest rate increases. Such market speculation stoked a sharp rise in bond yields and an increase in equity market volatility. Concerns about Fed monetary policy tightening were further exacerbated by solid U.S. labor and inflation data. Stocks subsequently recovered, as concerns about the Fed gradually eased, but the markets turned lower once again in March in reaction to potentially unfavorable changes in U.S. trade policy. Despite these fluctuations, which stood in marked contrast to the unusually low volatility of 2017, the S&P 500® Index closed the first quarter with only a modest decline.
The S&P 500® Index posted a solid gain of 3.43% in the second quarter. Improved economic growth and strong first quarter 2018 corporate earnings appeared to more than offset the Fed’s second interest rate hike of the calendar year, signs of a possible slowdown in economic growth overseas and escalating trade tensions, the latter of which proved to be a persistent source of market volatility.
As was the case for 2017, growth stocks outperformed value stocks by a wide margin across the capitalization spectrum of the U.S. equity market for the semi-annual period ended June 30, 2018, with value-oriented stocks overall in the large-cap and mid-cap segments posting modestly negative absolute returns. However, in a reversal from 2017, small-cap stocks performed best, followed at some distance by large-cap stocks and mid-cap stocks, which performed similarly to each other. Still, all capitalization segments posted positive returns during the semi-annual period. (All as measured by the FTSE Russell indices.)
In the S&P 500® Index, six sectors posted positive absolute returns and five generated negative returns during the semi-annual period. Consumer discretionary, information technology and energy were the best performing sectors in the S&P 500® Index, as measured by total return, and the weakest performing sectors in the S&P 500® Index during the semi-annual period were telecommunication services, consumer staples and industrials.
All told, the U.S. equity market outperformed the international equity markets during the semi-annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index4 and MSCI Emerging Markets Index4, respectively, posted semi-annual returns of  -2.75% and -6.66%, respectively, weighed down by political and protectionism concerns, including Italian political turmoil, the ongoing unpredictability around the U.S.-North Korea summit, and trade war fears. Central bank tightening and a strong U.S. dollar further pressured international equities.
Fixed Income Market Review
The broad U.S. investment grade fixed income market, as measured by the Bloomberg Barclays US Aggregate Bond Index4, posted a return of  -1.62% during the semi-annual period. Less accommodative central bank policy both domestically and globally put pressure on shorter-term interest rates, with only a modest increase in longer-term rates given still-low inflation. This caused a flattening of the yield curve. (A flattening yield curve is one in which the differential in yields of securities with various maturities narrows.) While rates rose across the yield curve, or spectrum of maturities, interest rates on maturities of three years and less rose the most.

More specifically, the yield on the three-month U.S. Treasury bill rose approximately 54 basis points, the yield on the two-year U.S. Treasury note increased approximately 65 basis points, and the yield on the five-year U.S. Treasury note rose approximately 53 basis points. The yield on the bellwether 10-year U.S. Treasury note increased approximately 46 basis points, and the yield on the 30-year U.S. Treasury bond rose approximately 24 basis points during the semi-annual period.
Broadly speaking, it was a “risk off” environment within the taxable fixed income market, wherein investors’ aversion to risk heightened dramatically from that seen during 2017. While most sectors posted negative absolute returns, U.S. Treasuries and securitized bonds significantly outperformed the higher risk corporate bond sector. Similarly, within the investment grade corporate bond sector, higher rated bonds outperformed lower rated bonds. BBB-rated bonds, for instance, the lowest-rated investment grade bonds, trailed AA-rated bonds by almost 200 basis points. However, an exception to the trend favoring higher quality was the high yield corporate bond sector, which significantly outperformed investment grade debt during the semi-annual period. Within the high yield corporate bond sector, CCC-rated bonds posted the strongest returns of any fixed income sector, generating a positive return of more than 3%. Such comparatively robust performance, however, was driven primarily by a much-reduced supply of CCC-rated bonds rather than by any aberration in investor sentiment during the semi-annual period.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on these or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus. A copy of our funds’ prospectuses can be obtained free of charge by going to our website at www.vlfunds.com or calling toll-free 800.243.2729.
The Value Line Funds are distributed by EULAV Securities LLC.
*
Data, rankings and ratings are based on the Investor Share Class of the Fund.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States.

The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

i
For Value Line Premier Growth Fund, Inc.: Morningstar Risk: Low for the 3-year and 5-year periods ended June 30, 2018; Below Average for the 10-year and overall periods ended June 30, 2018.

ii
For Value Line Mid Cap Focused Fund, Inc.: Morningstar Risk: Low for the 3-year-5-year, 10-year and overall periods ended June 30, 2018.

President’s Letter (unaudited) (continued)

iii
For Value Line Capital Appreciation Fund: Five-star rating for 3-year (313 funds), 5-year (274 funds), 10-year (199 funds) and overall (313) periods ended June 30, 2018. All in the allocation-70% to 85% equity category. Morningstar Return: High for the 3-year, 5-year, 10-year and overall periods ended June 30, 2018. Morningstar Risk: Low for the 10-year and overall periods ended June 30, 2018; High for the 3-year period ended June 30, 2018; Above Average for the 5-year period ended June 30, 2018.

iv
For Value Line Larger Companies Focused Fund, Inc.: Five-star rating for 3-year (1,265 funds) and overall (1,265 funds) periods ended June 30, 2018; four-star rating for, 5-year (1,141 funds) period ended June 30, 2018; and three- star rating for 10-year (825 funds) period ended June 30, 2018. All in the large growth category.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 24 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. This is an unmanaged index and does not reflect charges, expenses or taxes, which are deducted from the Fund’s return. It is not possible to directly invest in this index.

VALUE LINE PREMIER GROWTH FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s goal, EULAV Asset Management (the ”Adviser“) invests at least 80% of the Fund’s net assets in a diversified portfolio of U.S. equity securities with favorable growth prospects. In selecting securities for purchase or sale, the Adviser generally analyzes the issuer of a security using fundamental factors such as growth potential and earnings estimates and quantitative factors such as historical earnings, earnings momentum and price momentum. The Fund may invest in small, mid or large capitalization companies, including foreign companies. There are no set limitations of investments according to a company’s size, or to a sector weighting.
Manager Discussion of Fund Performance
Below, Value Line Premier Growth Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund generated a total return of 5.77% during the six months ended June 30, 2018. This compares to the 2.65% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole had a rather neutral effect during the reporting period.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the information technology, health care, industrials and consumer staples sectors. Also, having a significantly underweighted allocation to financials, which was among the weakest sectors in the S&P 500® Index during the semi-annual period, boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of weak stock selection in the consumer discretionary and materials sectors. Having an underweighting to consumer discretionary, the strongest performing sector in the S&P 500® Index during the semi-annual period, and an overweighting in materials, which significantly lagged the S&P 500® Index during the semi-annual period, also dampened relative results. Having no exposure at all to the energy sector, which was among the strongest sectors in the S&P 500® Index during the semi-annual period, hurt as well.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; salesforce.com, which provides customer relationship management services software-on-demand for businesses; and Domino’s Pizza, which operates a network of company-owned and franchised fast-food restaurants. Each of these stocks enjoyed robust double-digit gains during the semi-annual period driven by stronger than expected operational performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
The most significant detractors from the Fund’s performance were those large-cap components of the S&P 500® Index that the Fund did not own, including Amazon.com, Microsoft and Netflix, which each posted strong gains during the semi-annual period. However, the Fund’s strategy is to invest lower on the capitalization spectrum. It does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category. Also, the Fund’s holding of Acuity Brands, which designs, produces and distributes a full range of indoor and outdoor lighting and control systems for commercial and institutional, industrial, infrastructure and residential applications, detracted from the Fund’s results. Its shares declined during the semi-annual period primarily because the company reported weaker than expected operating results.

VALUE LINE PREMIER GROWTH FUND, INC.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
During the semi-annual period, we established new Fund positions in hospice and palliative care services provider Chemed, fuses and other electrical equipment manufacturer Littelfuse and technology services provider Gartner. Each, in our view, has been showing good near- and long-term momentum in its operations and stock price.
Among the largest eliminations from the Fund’s portfolio were positions in medical waste management services provider Stericycle, tobacco company British American Tobacco and consumer-branded meat and food products manufacturer Hormel. In each case, we eliminated the Fund’s position due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2018.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials and materials sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, consumer discretionary and information technology sectors. The Fund was rather neutrally weighted relative to the Index in the consumer staples, health care and real estate sectors and had no allocations at all to the energy, telecommunication services or utilities sectors on the same date.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Premier Growth Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Waste Connections, Inc.	173,700	$13,076,136	3.8%
IDEXX Laboratories, Inc.	55,400	12,073,876	3.5%
Roper Technologies, Inc.	39,000	10,760,490	3.1%
ANSYS, Inc.	61,600	10,729,488	3.1%
Mettler-Toledo International, Inc.	17,700	10,241,751	3.0%
Fiserv, Inc.	136,800	10,135,512	3.0%
Teledyne Technologies, Inc.	50,200	9,992,812	2.9%
Toro Co. (The)	158,600	9,555,650	2.8%
Salesforce.com, Inc.	62,000	8,456,800	2.5%
Ultimate Software Group, Inc. (The)	32,500	8,362,575	2.4%
Total			30.1%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Premier Growth Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (97.0%)
CONSUMER DISCRETIONARY (7.4%)
	DISTRIBUTION & WHOLESALE (1.1%)
112,000	LKQ Corp.*	$3,572,800
	RETAIL (6.3%)
7,400	AutoZone, Inc.*	4,964,882
16,200	Domino’s Pizza, Inc.(1)	4,571,154
22,600	O’Reilly Automotive, Inc.*	6,182,682
61,600	TJX Companies, Inc. (The)	5,863,088
		21,581,806
		25,154,606
CONSUMER STAPLES (5.0%)
	BEVERAGES (0.7%)
53,250	Brown-Forman Corp. Class B(1)	2,609,783
	FOOD (0.6%)
31,000	General Mills, Inc.(1)	1,372,060
5,000	McCormick & Co., Inc.(1)	580,450
		1,952,510
	HOUSEHOLD PRODUCTS (2.1%)
134,800	Church & Dwight Co., Inc.(1)	7,165,968
	RETAIL (1.6%)
26,000	Costco Wholesale Corp.	5,433,480
		17,161,741
FINANCIALS (4.7%)
	BANKS (1.6%)
51,900	HDFC Bank Ltd. ADR(1)	5,450,538
	COMMERCIAL SERVICES (0.1%)
2,400	MarketAxess Holdings, Inc.(1)	474,864
	DIVERSIFIED FINANCIAL SERVICES (0.2%)
8,000	E*TRADE Financial Corp.*	489,280
	INSURANCE (2.2%)
3,000	Alleghany Corp.	1,724,910
135,000	Arch Capital Group, Ltd.*(1)	3,572,100
1,800	Assurant, Inc.	186,282
14,000	Chubb, Ltd.	1,778,280
3,500	RenaissanceRe Holdings, Ltd.	421,120
		7,682,692
	REITS (0.6%)
23,200	Equity Lifestyle Properties, Inc. REIT	2,132,080
		16,229,454
Shares		Value
COMMON STOCKS (97.0%) (continued)
HEALTHCARE (14.7%)
	BIOTECHNOLOGY (3.1%)
33,800	Alexion Pharmaceuticals, Inc.*	$4,196,270
23,000	Illumina, Inc.*	6,423,670
		10,619,940
ELECTRONICS (3.0%)
17,700	Mettler-Toledo International, Inc.*	10,241,751
	HEALTH CARE SERVICES (0.3%)
3,700	Chemed Corp.	1,190,697
	HEALTHCARE PRODUCTS (8.3%)
3,000	Align Technology, Inc.*	1,026,420
11,474	Becton Dickinson & Co.	2,748,711
61,000	Danaher Corp.	6,019,480
20,100	DENTSPLY SIRONA, Inc.(1)	879,777
77,600	Henry Schein, Inc.*(1)	5,636,864
55,400	IDEXX Laboratories, Inc.*	12,073,876
		28,385,128
		50,437,516
INDUSTRIALS (32.0%)
	AEROSPACE & DEFENSE (7.1%)
60,081	HEICO Corp.(1)	4,381,726
15,800	Northrop Grumman Corp.	4,861,660
6,000	Spirit AeroSystems Holdings, Inc. Class A	515,460
50,200	Teledyne Technologies, Inc.*	9,992,812
13,300	TransDigm Group, Inc.(1)	4,590,362
		24,342,020
	COMMERCIAL SERVICES (4.5%)
12,200	Cintas Corp.(1)	2,257,854
14,800	Equifax, Inc.	1,851,628
66,152	IHS Markit, Ltd.*	3,412,782
146,900	Rollins, Inc.(1)	7,724,002
		15,246,266
	ELECTRICAL EQUIPMENT (2.6%)
9,100	Acuity Brands, Inc.(1)	1,054,417
103,750	AMETEK, Inc.	7,486,600
6,300	EnerSys	470,232
		9,011,249
	ENVIRONMENTAL CONTROL (4.6%)
38,500	Republic Services, Inc.	2,631,860
173,700	Waste Connections, Inc.	13,076,136
		15,707,996
	HAND & MACHINE TOOLS (1.6%)
11,119	Lincoln Electric Holdings, Inc.	975,803
Shares		Value
COMMON STOCKS (97.0%) (continued)
	HAND & MACHINE TOOLS (1.6%) (continued)
28,500	Snap-on, Inc.(1)	$4,580,520
		5,556,323
	HOUSEWARES (2.8%)
158,600	Toro Co. (The)	9,555,650
	MACHINERY DIVERSIFIED (4.8%)
12,900	Graco, Inc.	583,338
31,850	IDEX Corp.	4,346,888
8,000	Middleby Corp. (The)*(1)	835,360
39,000	Roper Technologies, Inc.	10,760,490
		16,526,076
	MISCELLANEOUS MANUFACTURERS (1.2%)
41,600	AO Smith Corp.	2,460,640
16,000	Carlisle Companies, Inc.	1,732,960
		4,193,600
	TRANSPORTATION (2.8%)
62,800	Canadian National Railway Co.	5,133,900
33,000	J.B. Hunt Transport Services, Inc.	4,011,150
4,000	XPO Logistics, Inc.*(1)	400,720
		9,545,770
		109,684,950
INFORMATION TECHNOLOGY (24.5%)
	COMMERCIAL SERVICES (1.7%)
5,900	Gartner, Inc.*	784,110
25,700	WEX, Inc.*	4,895,336
		5,679,446
	COMPUTERS (2.3%)
44,000	Accenture PLC Class A	7,197,960
11,500	CGI Group, Inc. Class A*(1)	728,180
		7,926,140
	DIVERSIFIED FINANCIAL SERVICES (2.2%)
38,000	MasterCard, Inc. Class A	7,467,760
	ELECTRICAL EQUIPMENT (0.3%)
5,300	Littelfuse, Inc.(1)	1,209,354
	ELECTRONICS (2.0%)
78,400	Amphenol Corp. Class A	6,832,560
	SEMICONDUCTORS (0.1%)
1,500	IPG Photonics Corp.*(1)	330,945
	SOFTWARE (15.7%)
61,600	ANSYS, Inc.*	10,729,488
13,400	Broadridge Financial Solutions, Inc.	1,542,340
38,000	Cadence Design Systems, Inc.*	1,645,780

See Notes to Financial Statements.

June 30, 2018

Shares		Value
COMMON STOCKS (97.0%) (continued)
INFORMATION TECHNOLOGY (24.5%) (continued)
	SOFTWARE (15.7%) (continued)
7,400	Fair Isaac Corp.*	$1,430,568
136,800	Fiserv, Inc.*	10,135,512
28,400	Intuit, Inc.	5,802,262
12,500	Jack Henry & Associates, Inc.	1,629,500
62,000	Salesforce.com, Inc.*	8,456,800
8,000	ServiceNow, Inc.*	1,379,760
11,500	Tyler Technologies, Inc.*(1)	2,554,150
32,500	Ultimate Software Group, Inc. (The)*(1)	8,362,575
		53,668,735
	TELECOMMUNICATIONS (0.2%)
2,800	Arista Networks, Inc.*	720,972
		83,835,912
MATERIALS (6.2%)
	CHEMICALS (1.5%)
15,000	Air Products & Chemicals, Inc.	2,335,950
27,500	FMC Corp.	2,453,275
1,100	NewMarket Corp.(1)	444,950
		5,234,175
Shares		Value
COMMON STOCKS (97.0%) (continued)
	COMMERCIAL SERVICES (2.0%)
48,400	Ecolab, Inc.	$6,791,972
	HOUSEWARES (0.5%)
20,200	Scotts Miracle-Gro Co. (The)(1)	1,679,832
	MISCELLANEOUS MANUFACTURERS (0.6%)
21,000	AptarGroup, Inc.	1,960,980
	PACKAGING & CONTAINERS (1.6%)
98,800	Ball Corp.(1)	3,512,340
42,000	Crown Holdings, Inc.*(1)	1,879,920
		5,392,260
		21,059,219
REAL ESTATE (1.3%)
	REITS (1.3%)
31,600	American Tower Corp. REIT	4,555,772
TELECOMMUNICATION SERVICES (1.2%)
	REITS (1.2%)
25,300	SBA Communications Corp. REIT*	4,177,536
TOTAL COMMON STOCKS (Cost $130,549,968) (97.0%)		$332,296,706
Shares		Value
SHORT-TERM INVESTMENT (3.0%)
	MONEY MARKET FUND (3.0%)
10,351,521	State Street Institutional U.S. Government Money Market Fund, Premier Class	$10,351,521
TOTAL SHORT-TERM INVESTMENTS (Cost $10,351,521) (3.0%)		10,351,521
TOTAL INVESTMENT SECURITIES (100.0%) (Cost $140,901,489)		$342,648,227
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.0%)		165,376
NET ASSETS (100%)		$342,813,603
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $48,472,686.

ADR
American Depositary Receipt.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$332,296,706	$—	$—	$332,296,706
Short-Term Investment	10,351,521	—	—	10,351,521
Total Investments in Securities	$342,648,227	$—	$—	$342,648,227
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE MID CAP FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s net assets in common stocks. Under normal circumstances, the Adviser invests at least 80% of the Fund’s assets in common stocks and other equity securities of mid-sized companies (the “80% Policy”). The Fund considers companies to be mid-sized if they have market capitalizations between $3 billion and $20 billion at the time of purchase. The 80% policy can be changed without shareholder approval upon at least 60 days, prior written notice. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Fund is actively managed by the Adviser, which seeks to purchase mid-cap growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe followed by the Ranking System consists of stocks of approximately 1,700 companies accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges. All the stocks followed by the Ranking System are listed on U.S. stock exchanges or traded in the U.S. over-the-counter markets.
Manager Discussion of Fund Performance
Below, Value Line Mid Cap Focused Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 5.84% during the six months ended June 30, 2018. This compares to the 2.65% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund outperformed the S&P 500® Index during the six-month reporting period, driven primarily by stock selection overall. Sector allocation decisions as a whole had a rather neutral effect during the reporting period.
Further, during the semi-annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund’s relative results were helped most by effective stock selection in the health care, industrials and consumer staples sectors. Also, having a significantly underweighted allocation to financials, which was among the weakest sectors in the S&P 500® Index during the semi-annual period, boosted the Fund’s relative performance.
These positive contributors were partially offset by the detracting effect of the Fund’s underweighting in consumer discretionary, the strongest performing sector in the S&P 500® Index during the semi-annual period, as well as by weak stock selection within the sector. Having no exposure at all to the energy sector, which was among the strongest sectors in the S&P 500® Index during the semi-annual period, also hurt.
What were some of the Fund’s best-performing individual stocks?
Among the individual stocks that contributed most to the Fund’s relative results were Idexx Laboratories, which provides diagnostic, detection and information systems for veterinary, food and water testing applications; TransDigm Group, which manufactures aircraft components; and Tyler Technologies, which provides software services for local governments. Shares of each of these companies enjoyed robust double-digit gains during the semi-annual period driven by stronger than expected operational performance.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the Fund was hurt most by not owning e-commerce giant Amazon.com, which posted strong gains during the semi-annual period. However, the Fund implements a focused strategy that invests primarily in mid-sized companies. Also, the Fund’s positions in cooking equipment manufacturer Middleby and insurance company Arch Capital Group detracted. Each of these companies’ stocks experienced double-digit declines during the semi-annual period on weaker than expected operating results.

How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
This focused Fund ended the semi-annual period with 35 holdings in its portfolio, compared to 36 at the start of the calendar year. We established a new Fund position during the semi-annual period in climate control equipment manufacturer Lennox International and increased the size of the Fund’s position in insurance company American Financial Group. Both companies, in our view, have demonstrated a solid history of consistent earnings and stock price growth.
We eliminated the Fund’s positions in convenience store operator Casey’s General Stores and medical waste management services provider Stericycle due to weaker than expected operating results and what we believe are diminished long-term growth prospects.
Were there any notable changes in the Fund’s weightings during the six-month period?
There were no material changes in the Fund’s sector weightings during the six-month period ended June 30, 2018.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund was overweighted relative to the S&P 500® Index in the industrials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials and consumer discretionary sectors and was rather neutrally weighted relative to the Index in the health care, materials and information technology sectors on the same date. On June 30, 2018, the Fund held no positions at all in the energy, telecommunication services, real estate or utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

Value Line Mid Cap Focused Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
IDEXX Laboratories, Inc.	39,000	$8,499,660	5.6%
Rollins, Inc.	137,400	7,224,492	4.8%
Teledyne Technologies, Inc.	35,900	7,146,254	4.7%
Waste Connections, Inc.	91,650	6,899,412	4.5%
Fiserv, Inc.	86,800	6,431,012	4.2%
ANSYS, Inc.	36,200	6,305,316	4.2%
Roper Technologies, Inc.	21,400	5,904,474	3.9%
Mettler-Toledo International, Inc.	9,700	5,612,711	3.7%
Amphenol Corp.	62,100	5,412,015	3.6%
HEICO Corp.	74,183	5,410,221	3.6%
Total			42.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited)	June 30, 2018

Shares		Value
COMMON STOCKS (97.4%)
CONSUMER DISCRETIONARY (1.7%)
	DISTRIBUTION & WHOLESALE (0.6%)
27,400	LKQ Corp.*	$874,060
	RETAIL (1.1%)
12,200	Advance Auto Parts, Inc.	1,655,540
		2,529,600
CONSUMER STAPLES (7.8%)
	FOOD (5.6%)
31,000	J&J Snack Foods Corp.	4,726,570
33,100	McCormick & Co., Inc.(1)	3,842,579
		8,569,149
	HOUSEHOLD PRODUCTS (2.2%)
62,000	Church & Dwight Co., Inc.(1)	3,295,920
		11,865,069
FINANCIALS (4.2%)
	INSURANCE (4.2%)
18,400	American Financial Group, Inc.	1,974,872
167,700	Arch Capital Group, Ltd.*	4,437,342
		6,412,214
		6,412,214
HEALTHCARE (14.5%)
	ELECTRONICS (3.7%)
9,700	Mettler-Toledo International, Inc.*	5,612,711
	HEALTHCARE PRODUCTS (10.8%)
8,224	Becton Dickinson & Co.	1,970,141
26,700	Danaher Corp.	2,634,756
45,400	Henry Schein, Inc.*(1)	3,297,856
39,000	IDEXX Laboratories, Inc.*	8,499,660
		16,402,413
		22,015,124
INDUSTRIALS (37.5%)

	AEROSPACE & DEFENSE (11.4%)
74,183	HEICO Corp.(1)	5,410,221
35,900	Teledyne Technologies, Inc.*	7,146,254
14,100	TransDigm Group, Inc.(1)	4,866,474
		17,422,949
Shares		Value
COMMON STOCKS (97.4%) (continued)
	BUILDING MATERIALS (0.8%)
5,800	Lennox International, Inc.(1)	$1,160,870
	COMMERCIAL SERVICES (4.7%)
137,400	Rollins, Inc.	7,224,492
	ELECTRICAL EQUIPMENT (2.7%)
56,750	AMETEK, Inc.	4,095,080
	ENVIRONMENTAL CONTROL (4.5%)
91,650	Waste Connections, Inc.	6,899,412
	HAND & MACHINE TOOLS (2.3%)
21,400	Snap-on, Inc.	3,439,408
	HOUSEWARES (3.4%)
85,600	Toro Co. (The)	5,157,400
	MACHINERY DIVERSIFIED (5.7%)
26,300	Middleby Corp. (The)*(1)	2,746,246
21,400	Roper Technologies, Inc.	5,904,474
		8,650,720
	MISCELLANEOUS MANUFACTURERS (2.0%)
27,500	Carlisle Companies, Inc.	2,978,525
		57,028,856
INFORMATION TECHNOLOGY (28.0%)
	COMMERCIAL SERVICES (3.0%)
34,400	Gartner, Inc.*(1)	4,571,760
	COMPUTERS (1.2%)
30,000	CGI Group, Inc. Class A*(1)	1,899,600
	ELECTRONICS (3.6%)
62,100	Amphenol Corp. Class A	5,412,015
	SOFTWARE (20.2%)
36,200	ANSYS, Inc.*	6,305,316
86,800	Fiserv, Inc.*	6,431,012
37,800	Jack Henry & Associates, Inc.	4,927,608
96,800	Open Text Corp.	3,406,392
20,600	Tyler Technologies, Inc.*	4,575,260
19,700	Ultimate Software Group, Inc. (The)*(1)	5,069,007
		30,714,595
		42,597,970
Shares		Value
COMMON STOCKS (97.4%) (continued)
MATERIALS (3.7%)
	COMMERCIAL SERVICES (2.1%)
23,000	Ecolab, Inc.	$3,227,590
	PACKAGING & CONTAINERS (1.6%)
68,800	Ball Corp.	2,445,840
		5,673,430
TOTAL COMMON STOCKS (Cost $83,707,263) (97.4%)		148,122,263
SHORT-TERM INVESTMENT (2.4%)
	MONEY MARKET FUND (2.4%)
3,734,480	State Street Institutional U.S. Government Money Market Fund, Premier Class	3,734,480
TOTAL SHORT-TERM INVESTMENTS (Cost $3,734,480) (2.4%)		3,734,480
TOTAL INVESTMENT SECURITIES (99.8%) (Cost $87,441,743)		$151,856,743
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)		236,270
NET ASSETS (100%)		$152,093,013
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $18,328,333.

See Notes to Financial Statements.

Value Line Mid Cap Focused Fund, Inc.
Schedule of Investments (unaudited) (continued)

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$148,122,263	$—	$—	$148,122,263
Short-Term Investment	3,734,480	—	—	3,734,480
Total Investments in Securities	$151,856,743	$—	$—	$151,856,743
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE CAPITAL APPRECIATION FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s investment objective is to seek capital appreciation and income consistent with its asset allocation.
To achieve the Fund’s goals, the Adviser invests not less than 70% of the Fund’s net assets in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets is primarily invested in U.S. government securities, investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality, other fixed income securities or cash equivalents. The Fund is actively managed by the Adviser, which seeks to purchase companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System or the Value Line Performance™ Ranking System (the “Ranking Systems”) to assist in selecting securities for purchase or sale. The Ranking Systems are proprietary quantitative systems that compare an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of approximately 1,700 stocks of large-, mid- and small-market capitalization companies for the Value Line Timeliness Ranking System and approximately 2,900 stocks of smaller and mid-sized capitalization companies for the Value Line Performance Ranking System.
Manager Discussion of Fund Performance
Effective February 12, 2018, Value Line Income and Growth Fund, Inc. was re-named Value Line Capital Appreciation Fund, Inc. to better reflect its equity allocation and be more descriptive of its investment strategy. Below, Value Line Capital Appreciation Fund, Inc. portfolio managers Cindy Starke and Liane Rosenberg discuss the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 8.50% during the six months ended June 30, 2018. This compares to the 1.00% return of the Fund’s blended benchmark, comprised 60% of the S&P 500® Index and 40% of the Bloomberg Barclays US Aggregate Bond Index (the Bloomberg Barclays Index), during the same semi-annual period.
Were there any changes made to the Fund’s investment strategy or objective with its name change?
The Fund’s investment strategy did not change. Its investment objective was revised to “seek capital appreciation and income consistent with its asset allocation” rather than “income, as high and dependable as is consistent with reasonable risk and capital growth to increase total return.”
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed its blended benchmark, driven primarily by effective stock selection overall and by its asset allocation. Its overweight to equities and underweight to fixed income, relative to the blended benchmark, helped, as equities significantly outperformed fixed income during the semi-annual period. Also, the Fund had an average cash position of approximately 3%, which added value given the relatively modest market gains for equities and negative returns for fixed income during the semi-annual period.
The equity portion of the Fund significantly outperformed the 2.65% return of the S&P 500® Index, and the fixed income portion of the Fund modestly outperformed the -1.62% return of the Bloomberg Barclays Index during the semi-annual period. Both security selection and sector allocation contributed positively to the Fund’s relative results overall and across each asset class. Further, it proved to be a good time for our style of equity investing, as growth stocks significantly outpaced value stocks during the semi-annual period across the capitalization spectrum, and the equity portion of the Fund was invested primarily in growth stocks.
Which equity market sectors most significantly affected Fund performance?
The equity portion of the Fund benefited most from effective stock selection in information technology, health care and consumer discretionary. Having overweighted allocations to information technology and consumer discretionary, the two best performing sectors in the S&P 500® Index during the semi-annual period, also contributed positively.
There were no sectors that detracted from the equity portion of the Fund’s relative results during the semi-annual period. Stock selection in industrials and financials detracted but was more than offset by effective allocation positioning in each sector. Similarly, having an overweighted allocation in health care hurt but was more than offset by strong stock selection in the sector.

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

What were some of the Fund’s best-performing individual stocks?
Contributing most to the equity portion of the Fund’s relative results were positions in biotechnology company Juno Therapeutics, Internet TV and movie-streaming subscription service Netflix and software-as-a-service solutions provider Zendesk.
Juno Therapeutics is a clinical stage biotechnology company focused on cellular-based immunotherapies that target patients’ own cells to fight cancer. Its shares saw robust double-digit gains during the semi-annual period. In January 2018, Juno Therapeutic’s partner Celgene announced its acquisition of Juno Therapeutics, which expands Celgene’s lymphoma program with the addition of Juno Therapeutics’ JCAR017, a potentially best-in-class therapy currently in development for treatment of large B-cell lymphoma. We sold the Fund’s position in Juno Therapeutics in late January following the acquisition announcement. Shares of Netflix more than doubled in price during the semi-annual period. The company’s quarterly earnings reports demonstrated strong and better than expected new subscriber growth in both U.S. and international markets. Zendesk’s shares appreciated substantially during the semi-annual period, supported by strong quarterly results and execution and by growing scale. We trimmed the Fund’s positions in Netflix and Zendesk on strength during the semi-annual period.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the equity portion of the Fund’s performance were two biopharmaceuticals companies in the health care sector, Tesaro and Celgene, as well as producer of motion pictures, television programming and media networks Lions Gate Entertainment.
Tesaro’s shares declined sharply during the semi-annual period, largely driven by a less than expected revenue outlook for its leading oncology drug Zejula and by updated safety guidelines for its intravenous drug Varubi. Celgene experienced a double-digit share price decline during the semi-annual period, pressured by some product pipeline setbacks and management changes. Shares of Lions Gate Entertainment fell significantly during the semi-annual period, reflecting lower than expected growth rates across its business segments, including persistent pressure on its Starz subscriber and profit growth. In each of these cases, we still considered the valuations of the companies attractive and their longer-term growth prospects intact, and so we added to the Fund’s positions in each on share price weakness.
Did the equity portion of the Fund make any significant purchases or sales?
We initiated a position in Exelixis, a biotechnology company focused on developing and commercialization of new medicines for difficult-to-treat cancers. Following early work in model genetic systems, the company developed a broad drug platform, including lead compounds, cabozantinib and cobimetinib, and partnered with leading biopharmaceutical companies to bring these medicines to patients globally.
We established a position in Micron Technology on a pullback in its share price in February 2018. Micron Technology is an industry leader in memory and storage solutions, including DRAM, NAND, NOR, Flash and 3D XPoint memory, which enable disruptive trends such as artificial intelligence, machine learning and autonomous vehicles, in key markets, like cloud, data center, networking and mobile. As a leading memory supplier amidst rapid technology advancements, Micron Technology is well positioned, in our view, to benefit from improving market fundamentals, including growing demand and slower supply. Given manufacturing improvements and execution, the company has been able to boost its margin profile and competitive position.
Conversely, in addition to the sale of Juno Therapeutics, mentioned earlier, we eliminated the Fund’s position in Expedia Group, a leading online travel company, when it lowered its growth outlook and reported expected future margin pressures due to higher investments. We eliminated the Fund’s position in global medical device company Medtronic, given slowing growth prospects for the company, in our view. Margin pressures from emerging markets and higher operating expenses also dampened our opinion about the company’s prospects ahead.
Were there any notable changes in the equity portion of the Fund’s weightings during the six-month period?
During the semi-annual period, the Fund’s allocation to the health care sector increased relative to the S&P 500® Index, and its relative position in the financials sector was reduced.
How was the equity portion of the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the industrials, consumer staples, financials, real estate and energy sectors on the same date. The Fund had no exposure to the utilities, telecommunication services and materials sectors at the end of June 2018.

What was the duration and yield curve strategy of the fixed income portion of the Fund?
Duration positioning in the fixed income portion of the Fund contributed positively, albeit modestly, to its performance relative to the Bloomberg Barclays Index during the semi-annual period. We kept the fixed income portion of the Fund’s duration moderately shorter than that of the Bloomberg Barclays Index, which proved beneficial as interest rates rose during the semi-annual period. Duration is a measure of the fixed income portion of the Fund’s sensitivity to changes in interest rates.
Yield curve positioning did not deviate significantly from that of the Bloomberg Barclays Index during the semi-annual period and thus had a rather neutral effect on the fixed income portion of the Fund’s performance. Yield curve indicates the spectrum of maturities within a particular sector.
Which fixed income market segments most significantly affected Fund performance?
The fixed income portion of the Fund’s exposure to high yield corporate bonds, which are not a component of the Bloomberg Barclays Index, proved beneficial, as this sector posted modestly positive returns that significantly outpaced the Bloomberg Barclays Index. The fixed income portion of the Fund’s underweight to international sovereign debt also added value, given that this was one of the worst performing sectors in the fixed income market during the semi-annual period.
Conversely, an overweighted allocation relative to the Bloomberg Barclays Index in corporate bonds and a corresponding underweighted allocation to U.S. Treasuries detracted from the fixed income portion of the Fund’s relative results most. During calendar year 2017, corporate bonds had performed well, adding significant value to the fixed income portion of the Fund’s relative performance. We anticipated that technicals, or supply/demand factors, would continue to support corporate bonds into 2018. However, instead of the reduced supply scenario expected, a number of companies issued bonds as they rushed to get ahead of the Federal Reserve’s (the Fed) interest rate hikes. Also, oil was widely expected to remain in the $50 per barrel range. However, by March 2018, oil prices were in the mid-$60 per barrel range, stoking inflation expectations and feeding a perception the Fed may become more aggressive in raising short-term interest rates this year. Further, investors balked at taking on more credit risk amidst the broad equity market sell-off that began in early February 2018. All told then, during the semi-annual period, investment grade corporate bonds posted negative absolute returns that underperformed those of U.S. Treasuries, even as fundamentals within the sector, including low default rates and strong balance sheets, remained healthy.
Were there any notable changes in the fixed income portion of the Fund’s weightings during the six-month period?
We made several changes to the fixed income portion of the Fund’s weightings during the semi-annual period given the shift in market conditions from the “risk on” environment that dominated at the start of 2018 to the “risk off” environment that arose, a sentiment we believe investors may well maintain for the near term. We significantly reduced both its overweight to investment grade corporate bonds and its exposure to high yield corporate bonds. We correspondingly increased the fixed income portion of the Fund’s allocations to U.S. Treasuries and highly-rated securitized debt.
How was the fixed income portion of the Fund positioned relative to its benchmark index at the end of June 2018?
At the end of June 2018, the fixed income portion of the Fund remained overweight relative to the Bloomberg Barclays Index in spread, or non-government bond, sectors but substantially less so than it was at the start of the semi-annual period. Conversely, U.S. Treasuries, while remaining underweight the Bloomberg Barclays Index, shifted to a somewhat less underweight allocation.
How did the Fund’s overall asset allocation shift from beginning to end of the semi-annual period?
At June 30, 2018, the Fund had a weighting of approximately 85% in stocks, 9.3% in fixed income securities and 5.8% in cash equivalents. This compared to approximately 85% in stocks, 12% in fixed income securities and 3% in cash equivalents at the start of the semi-annual period.
How did the Fund use derivatives and similar instruments during the reporting period?
Neither the equity portion of the Fund nor the fixed income portion of the Fund used derivatives during the reporting period.
What is your tactical view and strategy for the months ahead?
At the end of June 2018, we expected the outlook for sales and earnings growth for the companies in the S&P 500® Index to be strong for the remainder of 2018. Halfway through the calendar year, we were already seeing some of the benefits of the new corporate tax cuts showing up in the form of higher levels of sales and earnings growth for many companies. According to FactSet, consensus expectations for the S&P 500® Index’s companies’ sales and earnings per share were approximately 8% and 20%, respectively, for calendar year 2018. While this rapid pace of growth is likely to slow in 2019, it should remain at a healthy

VALUE LINE CAPITAL APPRECIATION FUND, INC.
(continued)

level with consensus expectations for approximately 5% sales and 10% earnings growth rates. Overall, we believed at the end of the semi-annual period that the economic backdrop was healthy and supportive of equities, with consumer confidence high, unemployment low and Gross Domestic Product (GDP) growth rates accelerating a bit.
As growth-focused investors, we believe earnings growth is one of the primary drivers of share prices over time. We were encouraged at the end of June 2018 that future earnings growth appeared to be supported by a demand outlook on firmer footing, aided by a stronger economy and corporate and consumer tax cuts. Given this favorable backdrop, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.
With short-term interest rates and inflation still low by historical standards and with the Fed still endorsing a conservative path of interest rate increases, we believe there are many stocks that offer attractive dividend income and capital appreciation potential. Thus, we intend to continue to build and own a diversified equity portfolio of high quality companies with good balance sheets and the ability to grow their sales and earnings at a faster rate than their peers. We also intend to continue to monitor closely the pace of U.S. and global economic growth, the job market, tariffs and the inflation rate, as these factors, along with potential changes to the Fed’s stance on the economy and its path for raising interest rates, are likely to impact the Fund’s equity holdings. At the end of the semi-annual period, we remained comfortable with the Fund’s underweighted allocation to fixed income, as we continued to see better return potential in equities, especially in a rising interest rate environment. As always, our goal is to preserve capital in the near term while generating solid total return (i.e., income plus capital appreciation) over the long term and across economic cycles. Any marked change in the U.S. economy to either faster or slower growth may influence our tactical view and influence our asset allocation and sector exposure going forward.

Value Line Capital Appreciation Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Alexion Pharmaceuticals, Inc.	175,000	$21,726,250	4.7%
Facebook, Inc.	75,000	14,574,000	3.1%
Visa, Inc.	110,000	14,569,500	3.1%
Activision Blizzard, Inc.	190,000	14,500,800	3.1%
Celgene Corp.	160,000	12,707,200	2.7%
Alphabet, Inc.	11,000	12,421,090	2.7%
Alibaba Group Holding, Ltd. ADR	63,000	11,688,390	2.5%
TESARO, Inc.	260,000	11,562,200	2.5%
Amazon.com, Inc.	6,400	10,878,720	2.3%
Netflix, Inc.	24,500	9,590,035	2.1%
Total			28.8%
Asset Allocation – Percentage of Net Assets

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Capital Appreciation Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (84.9%)
CONSUMER DISCRETIONARY (14.9%)
	APPAREL (0.8%)
45,000	NIKE, Inc. Class B	$3,585,600
	AUTO MANUFACTURERS (0.8%)
11,500	Tesla, Inc.*(1)	3,943,925
	ENTERTAINMENT (3.0%)
182,000	Lions Gate Entertainment Corp. Class A(1)	4,517,240
34,500	Vail Resorts, Inc.	9,459,555
		13,976,795
	HOME BUILDERS (0.6%)
75,000	Toll Brothers, Inc.	2,774,250
	INTERNET (4.4%)
6,400	Amazon.com, Inc.*	10,878,720
24,500	Netflix, Inc.*	9,590,035
		20,468,755
	MEDIA (1.4%)
93,000	Comcast Corp. Class A	3,051,330
33,000	Walt Disney Co. (The)	3,458,730
		6,510,060
	RETAIL (3.9%)
21,000	Home Depot, Inc.	4,097,100
68,000	Starbucks Corp.	3,321,800
57,000	TJX Companies, Inc. (The)	5,425,260
22,500	Ulta Salon, Cosmetics & Fragrance, Inc.*	5,252,850
		18,097,010
		69,356,395
CONSUMER STAPLES (3.1%)
	BEVERAGES (2.2%)
32,000	Constellation Brands, Inc. Class A	7,003,840
57,000	Monster Beverage Corp.*	3,266,100
		10,269,940
	COSMETICS & PERSONAL CARE (0.9%)
28,000	Estee Lauder Companies, Inc. (The) Class A	3,995,320
		14,265,260
ENERGY (4.2%)
	OIL & GAS (4.2%)
90,000	Anadarko Petroleum Corp.	6,592,500
35,000	Diamondback Energy, Inc.	4,604,950
23,000	Pioneer Natural Resources Co.	4,352,520
61,000	Schlumberger Ltd.	4,088,830
		19,638,800
Shares		Value
COMMON STOCKS (84.9%) (continued)
FINANCIALS (9.0%)
	BANKS (5.0%)
340,000	Bank of America Corp.	$9,584,600
107,000	Citigroup, Inc.	7,160,440
63,000	JPMorgan Chase & Co.	6,564,600
		23,309,640
	DIVERSIFIED FINANCIAL SERVICES (4.0%)
8,000	BlackRock, Inc.	3,992,320
185,000	Blackstone Group L.P. (The)	5,951,450
100,000	Charles Schwab Corp. (The)	5,110,000
120,000	Invesco Ltd.	3,187,200
		18,240,970
		41,550,610
HEALTHCARE (25.1%)
	BIOTECHNOLOGY (15.9%)
175,000	Alexion Pharmaceuticals, Inc.*	21,726,250
15,500	Biogen, Inc.*	4,498,720
72,000	BioMarin Pharmaceutical, Inc.*	6,782,400
160,000	Celgene Corp.*	12,707,200
125,000	Exact Sciences Corp.*(1)	7,473,750
380,000	Exelixis, Inc.*	8,177,600
40,000	Intercept Pharmaceuticals, Inc.*(1)	3,356,400
54,000	Vertex Pharmaceuticals, Inc.*	9,177,840
		73,900,160
	HEALTHCARE PRODUCTS (2.0%)
45,000	Edwards Lifesciences Corp.*	6,550,650
36,000	Nevro Corp.*(1)	2,874,600
		9,425,250
	PHARMACEUTICALS (5.8%)
40,000	DexCom, Inc.*(1)	3,799,200
25,000	Jazz Pharmaceuticals PLC*	4,307,500
104,000	Pfizer, Inc.	3,773,120
260,000	TESARO, Inc.*(1)	11,562,200
42,000	Zoetis, Inc.	3,577,980
		27,020,000
	SOFTWARE (1.4%)
80,000	Medidata Solutions, Inc.*(1)	6,444,800
		116,790,210
Shares		Value
COMMON STOCKS (84.9%) (continued)
INDUSTRIALS (0.8%)
	AIRLINES (0.8%)
78,000	Delta Air Lines, Inc.	$3,864,120
INFORMATION TECHNOLOGY (27.1%)
	COMMERCIAL SERVICES (1.4%)
80,000	PayPal Holdings, Inc.*	6,661,600
	COMPUTERS (1.3%)
32,000	Apple, Inc.	5,923,520
	DIVERSIFIED FINANCIAL SERVICES (3.1%)
110,000	Visa, Inc. Class A(1)	14,569,500
	INTERNET (10.9%)
63,000	Alibaba Group Holding, Ltd. ADR*(1)	11,688,390
11,000	Alphabet, Inc. Class A*	12,421,090
75,000	Facebook, Inc. Class A*	14,574,000
54,000	GrubHub, Inc.*	5,665,140
118,000	Zendesk, Inc.*	6,429,820
		50,778,440
	SEMICONDUCTORS (3.1%)
19,000	Broadcom, Inc.	4,610,160
69,000	Intel Corp.	3,429,990
120,000	Micron Technology, Inc.*	6,292,800
		14,332,950
	SOFTWARE (6.5%)
190,000	Activision Blizzard, Inc.	14,500,800
21,500	Adobe Systems, Inc.*	5,241,915
34,000	Salesforce.com, Inc.*	4,637,600
35,000	ServiceNow, Inc.*	6,036,450
		30,416,765
	TELECOMMUNICATIONS (0.8%)
80,000	Cisco Systems, Inc.	3,442,400
		126,125,175
REAL ESTATE (0.7%)
	REITS (0.7%)
22,000	American Tower Corp. REIT	3,171,740
TOTAL COMMON STOCKS (Cost $300,904,251) (84.9%)		394,762,310

See Notes to Financial Statements.

June 30, 2018

Principal Amount		Value
ASSET-BACKED SECURITIES (0.7%)
$400,000	Capital One Multi-Asset Execution Trust, Series 2016-A4, Class A4, 1.33%, 6/15/22	$393,728
250,000	CarMax Auto Owner Trust, Series 2015-1, Class A4, 1.83%, 7/15/20	248,973
75,160	CarMax Auto Owner Trust, Series 2015-4, Class A3, 1.56%, 11/16/20	74,804
250,000	Cedar Funding VII Clo, Ltd., Series 2018-7A, Class A1, 3-month LIBOR + 1.00%, 3.03%, 1/20/31(2)(3)	249,958
208,000	Chase Issuance Trust, Series 2012-A7, Class A7, 2.16%, 9/16/24	200,646
150,000	Chrysler Capital Auto Receivables Trust, Series 2016-AA, Class A4, 1.96%, 1/18/22(2)	149,248
350,000	Citibank Credit Card Issuance Trust, Series 2016-A1, Class A1, 1.75%, 11/19/21	344,825
150,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.88%, 1/23/23	149,567
250,000	Dryden CLO, Ltd., Series 2017-53A, Class B, 3-month LIBOR + 1.40%, 3.75%, 1/15/31(2)(3)	247,002
250,000	Ford Credit Auto Owner Trust/Ford Credit, Series 2014-1, Class A, 2.26%, 11/15/25(2)	248,848
100,000	GE Capital Credit Card Master Note Trust, Series 2012-2, Class A, 2.22%, 1/15/22	99,843
250,000	GM Financial Automobile Leasing Trust, Series 2017-3, Class A4, 2.12%, 9/20/21	246,642
Principal Amount		Value
ASSET-BACKED SECURITIES (0.7%) (continued)
$250,000	GMF Floorplan Owner Revolving Trust, Series 2016-1, Class B, 2.41%, 5/17/21(2)	$248,769
460,000	Hyundai Auto Lease Securitization Trust, Series 2017-B, Class A3, 1.97%, 7/15/20(2)	456,292
100,000	Synchrony Credit Card Master Note Trust, Series 2015-1, Class A, 2.37%, 3/15/23	98,957
TOTAL ASSET-BACKED SECURITIES (Cost $3,481,875) (0.7%)		3,458,102
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%)
350,000	Citigroup Commercial Mortgage Trust, Series 2014-GC25, Class AAB, 3.37%, 10/10/47	350,128
100,000	COMM Mortgage Trust, Series 2014-UBS2, Class AM, 4.20%, 3/10/47	101,644
94,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K715, Class A2, 2.86%, 1/25/21	93,673
100,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K029, Class A2, 3.32%, 2/25/23(3)	101,020
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K033, Class A2, 3.06%, 7/25/23(3)	249,489
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K034, Class A2, 3.53%, 7/25/23(3)	254,727
Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%) (continued)
$250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K728, Class A2, 3.06%, 8/25/24(3)	$248,526
250,000	FHLMC Multifamily Structured Pass-Through Certificates, Series K074, Class A2, 3.60%, 1/25/28	253,190
250,000	FREMF Mortgage Trust, Series 2013-K24, Class B, 3.62%, 11/25/45(2)(3)	249,156
120,000	FREMF Mortgage Trust, Series 2013-K713, Class B, 3.26%, 4/25/46(2)(3)	119,906
250,000	FREMF Mortgage Trust, Series 2014-K717, Class B, 3.75%, 11/25/47(2)(3)	251,298
180,864	GNMA, Series 2013-12, Class AB, 1.83%, 11/16/52	171,436
150,000	GNMA, Series 2013-12, Class B, 2.11%, 11/16/52(3)	139,233
237,158	GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.38%, 5/10/45	237,810
250,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C20, Class A4, 3.25%, 2/15/48	245,043
250,000	UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class A5, 2.85%, 12/10/45	244,770
385,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.18%, 3/10/46	381,802
150,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A2, 2.66%, 2/15/48	148,714

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.0%) (continued)
$200,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Class A2, 2.63%, 5/15/48	$199,096
223,793	Wells Fargo Commercial Mortgage Trust, Series 2017-C40, Class A1, 2.11%, 10/15/50	219,269
200,000	WFRBS Commercial Mortgage Trust, Series 2011-C5, Class A4, 3.67%, 11/15/44	202,419
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $4,589,278) (1.0%)		4,462,349
CORPORATE BONDS & NOTES (3.3%)
BASIC MATERIALS (0.2%)
	CHEMICALS (0.1%)
225,000	Celanese U.S. Holdings LLC, Guaranteed Notes, 4.63%, 11/15/22	229,655
200,000	LYB International Finance B.V., Guaranteed Notes, 4.00%, 7/15/23	200,436
		430,091
	IRON & STEEL (0.0%)
132,000	Vale Overseas, Ltd., Guaranteed Notes, 4.38%, 1/11/22(1)	133,583
	MINING (0.1%)
150,000	Glencore Funding LLC, Guaranteed Notes, 4.13%, 5/30/23(1)(2)	149,671
		713,345
COMMUNICATIONS (0.4%)
	INTERNET (0.1%)
255,000	Amazon.com, Inc., Senior Unsecured Notes, 4.80%, 12/5/34	279,388
150,000	Netflix, Inc., Senior Unsecured Notes, 5.75%, 3/1/24	153,765
		433,153
Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
	MEDIA (0.1%)
$125,000	Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes, 4.91%, 7/23/25	$126,236
150,000	Discovery Communications LLC, Guaranteed Notes, 4.90%, 3/11/26(1)	153,848
100,000	Grupo Televisa S.A.B., Senior Unsecured Notes, 6.63%, 1/15/40	108,200
150,000	Warner Media LLC, Guaranteed Notes, 3.80%, 2/15/27	141,656
		529,940
	TELECOMMUNICATIONS (0.2%)
150,000	AT&T, Inc., Senior Unsecured Notes, 3.80%, 3/1/24	147,107
250,000	Telefonica Emisiones SAU, Guaranteed Notes, 5.88%, 7/15/19	257,161
250,000	Verizon Communications, Inc., Senior Unsecured Notes, 4.50%, 8/10/33	242,096
		646,364
		1,609,457
CONSUMER, CYCLICAL (0.2%)
	AUTO MANUFACTURERS (0.1%)
200,000	General Motors Financial Co., Inc., Guaranteed Notes, 3.15%, 1/15/20	199,649
100,000	Nissan Motor Acceptance Corp., Senior Unsecured Notes, 2.35%, 3/4/19(2)	99,677
		299,326
	AUTO PARTS & EQUIPMENT (0.0%)
175,000	Dana, Inc., Senior Unsecured Notes, 5.50%, 12/15/24	172,813
	HOME BUILDERS (0.1%)
150,000	D.R. Horton, Inc., Guaranteed Notes, 4.00%, 2/15/20	151,459
Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
	HOME BUILDERS (0.1%) (continued)
$150,000	PulteGroup, Inc., Guaranteed Notes, 4.25%, 3/1/21	$150,105
100,000	Toll Brothers Finance Corp., Guaranteed Notes, 4.88%, 11/15/25	96,250
		397,814
	LODGING (0.0%)
125,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Guaranteed Notes, 4.63%, 4/1/25	121,875
	RETAIL (0.0%)
100,000	McDonald’s Corp. MTN, Senior Unsecured Notes, 4.45%, 3/1/47	98,683
		1,090,511
CONSUMER, NON-CYCLICAL (0.3%)
	BIOTECHNOLOGY (0.0%)
200,000	Gilead Sciences, Inc., Senior Unsecured Notes, 2.35%, 2/1/20	198,042
	COMMERCIAL SERVICES (0.1%)
100,000	Service Corp. International, Senior Unsecured Notes, 5.38%, 1/15/22	101,000
150,000	Total System Services, Inc., Senior Unsecured Notes, 4.80%, 4/1/26	153,770
100,000	United Rentals North America, Inc., Guaranteed Notes, 5.50%, 5/15/27	97,000
		351,770
	HEALTHCARE PRODUCTS (0.0%)
100,000	Edwards Lifesciences Corp., Senior Unsecured Notes, 2.88%, 10/15/18	100,027
	HEALTHCARE SERVICES (0.1%)
125,000	HCA, Inc., Guaranteed Notes, 5.38%, 2/1/25	123,088
150,000	LifePoint Health, Inc., Guaranteed Notes, 5.50%, 12/1/21(1)	149,812
100,000	NYU Langone Hospitals, Secured Notes, 4.78%, 7/1/44	109,425

See Notes to Financial Statements.

June 30, 2018

Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
CONSUMER, NON-CYCLICAL (0.3%) (continued)
	HEALTHCARE SERVICES (0.1%) (continued)
$100,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 4.63%, 11/15/41	$104,358
		486,683
	PHARMACEUTICALS (0.1%)
250,000	CVS Health Corp., Senior Unsecured Notes, 3.35%, 3/9/21	249,725
175,000	Express Scripts Holding Co., Guaranteed Notes, 4.75%, 11/15/21	180,549
		430,274
		1,566,796
ENERGY (0.4%)
	OIL & GAS (0.2%)
150,000	Continental Resources, Inc., Guaranteed Notes, 4.50%, 4/15/23	152,217
200,000	Devon Energy Corp., Senior Unsecured Notes, 4.75%, 5/15/42	195,252
100,000	EQT Corp., Senior Unsecured Notes, 2.50%, 10/1/20	97,708
150,000	Marathon Oil Corp., Senior Unsecured Notes, 3.85%, 6/1/25	147,566
150,000	Murphy Oil Corp., Senior Unsecured Notes, 5.75%, 8/15/25	149,580
200,000	Phillips 66, Guaranteed Notes, 4.30%, 4/1/22	205,987
175,000	Valero Energy Corp., Senior Unsecured Notes, 6.63%, 6/15/37	209,255
		1,157,565
	PIPELINES (0.2%)
150,000	Energy Transfer Partners L.P., Senior Unsecured Notes, 9.00%, 4/15/19	156,843
200,000	Enterprise Products Operating LLC, Guaranteed Notes, 4.85%, 8/15/42	199,663
Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
	PIPELINES (0.2%) (continued)
$125,000	Magellan Midstream Partners L.P., Senior Unsecured Notes, 4.25%, 9/15/46	$116,019
250,000	MPLX L.P., Senior Unsecured Notes, 4.13%, 3/1/27	238,476
200,000	TransCanada PipeLines, Ltd., Senior Unsecured Notes, 4.88%, 5/15/48	201,949
		912,950
		2,070,515
FINANCIAL (1.3%)
	BANKS (0.6%)
150,000	Australia & New Zealand Banking Group Ltd., Subordinated Notes, 4.50%, 3/19/24(2)	149,850
100,000	Banco Bilbao Vizcaya Argentaria S.A., Senior Unsecured Notes, 3.00%, 10/20/20(1)	99,245
150,000	Bank of America Corp. MTN, Subordinated Notes, 4.20%, 8/26/24	150,783
100,000	BPCE S.A., Guaranteed Notes, 2.50%, 12/10/18	99,944
250,000	Capital One Financial Corp., Senior Unsecured Notes, 3.75%, 4/24/24	245,210
100,000	Citigroup, Inc., Subordinated Notes, 5.30%, 5/6/44	102,953
150,000	Fifth Third Bancorp, Senior Unsecured Notes, 2.88%, 7/27/20	149,156
100,000	Goldman Sachs Group, Inc. (The), Subordinated Notes, 6.75%, 10/1/37	118,684
250,000	Kreditanstalt fuer Wiederaufbau, Guaranteed Notes, 2.63%, 4/12/21(1)	248,795
250,000	Morgan Stanley, Subordinated Notes, 4.88%, 11/1/22	259,303
250,000	Morgan Stanley, Senior Unsecured Notes, 2.80%, 6/16/20	247,983
Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
	BANKS (0.6%) (continued)
$200,000	PNC Financial Services Group, Inc. (The), Senior Unsecured Notes, 3.30%, 3/8/22	$198,812
100,000	Santander Holdings USA, Inc., Senior Unsecured Notes, 2.65%, 4/17/20	99,119
250,000	Societe Generale S.A., Senior Unsecured Notes, 5.20%, 4/15/21(1)	261,711
250,000	Svenska Handelsbanken AB, Guaranteed Notes, 3.35%, 5/24/21	250,365
250,000	Wells Fargo & Co. MTN, Senior Unsecured Notes, 3.50%, 3/8/22	249,184
		2,931,097
	DIVERSIFIED FINANCIAL SERVICES (0.4%)
210,000	Ally Financial, Inc., Senior Unsecured Notes, 4.13%, 2/13/22	206,262
100,000	BlackRock, Inc., Series 2, Senior Unsecured Notes, 5.00%, 12/10/19	103,153
125,000	CIT Group, Inc., Senior Unsecured Notes, 5.00%, 8/15/22	126,406
250,000	Discover Financial Services, Senior Unsecured Notes, 3.95%, 11/6/24	243,962
250,000	International Lease Finance Corp., Senior Secured Notes, 7.13%, 9/1/18(2)	251,631
250,000	Nomura Holdings, Inc. GMTN, Senior Unsecured Notes, 2.75%, 3/19/19	249,919
150,000	ORIX Corp., Senior Unsecured Notes, 3.25%, 12/4/24	143,317
200,000	Stifel Financial Corp., Senior Unsecured Notes, 4.25%, 7/18/24	199,268
150,000	Synchrony Financial, Senior Unsecured Notes, 3.00%, 8/15/19	149,681

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
FINANCIAL (1.3%) (continued)
	DIVERSIFIED FINANCIAL SERVICES (0.4%) (continued)
$100,000	Synchrony Financial, Senior Unsecured Notes, 3.75%, 8/15/21	$99,896
		1,773,495
	INSURANCE (0.1%)
150,000	American International Group, Inc., Senior Unsecured Notes, 4.88%, 6/1/22	157,099
250,000	Berkshire Hathaway, Inc., Senior Unsecured Notes, 3.75%, 8/15/21(1)	256,891
150,000	XLIT Ltd., Guaranteed Notes, 5.75%, 10/1/21	160,047
		574,037
	REITS (0.2%)
150,000	AvalonBay Communities, Inc. GMTN, Senior Unsecured Notes, 3.45%, 6/1/25	146,216
100,000	Digital Realty Trust L.P., Guaranteed Notes, 5.25%, 3/15/21	104,108
200,000	EPR Properties, Guaranteed Notes, 5.25%, 7/15/23	205,772
100,000	Hospitality Properties Trust, Senior Unsecured Notes, 4.65%, 3/15/24	99,932
100,000	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, 3/15/22	104,179
100,000	iStar, Inc., Senior Unsecured Notes, 5.25%, 9/15/22(1)	96,813
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 7.38%, 10/1/19	105,079
100,000	Weyerhaeuser Co., Senior Unsecured Notes, 6.95%, 10/1/27	118,924
		981,023
		6,259,652
INDUSTRIAL (0.2%)
	AEROSPACE & DEFENSE (0.1%)
250,000	Harris Corp., Senior Unsecured Notes, 4.40%, 6/15/28	251,955
Principal Amount		Value
CORPORATE BONDS & NOTES (3.3%) (continued)
	MACHINERY DIVERSIFIED (0.0%)
$200,000	Briggs & Stratton Corp., Guaranteed Notes, 6.88%, 12/15/20	$212,500
	MISCELLANEOUS MANUFACTURERS (0.1%)
250,000	Textron, Inc., Senior Unsecured Notes, 3.88%, 3/1/25	247,033
	PACKAGING & CONTAINERS (0.0%)
150,000	Packaging Corp. of America, Senior Unsecured Notes, 3.65%, 9/15/24	147,359
		858,847
TECHNOLOGY (0.1%)
	SOFTWARE (0.1%)
125,000	Cadence Design Systems, Inc., Senior Unsecured Notes, 4.38%, 10/15/24	126,608
100,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., Guaranteed Notes, 6.00%, 7/15/25(2)	101,250
100,000	Microsoft Corp., Senior Unsecured Notes, 4.45%, 11/3/45	107,489
		335,347
UTILITIES (0.2%)
	ELECTRIC (0.2%)
150,000	Consolidated Edison Co. of New York, Inc., Senior Unsecured Notes, 4.50%, 12/1/45	155,220
100,000	Exelon Generation Co. LLC, Senior Unsecured Notes, 5.20%, 10/1/19	102,349
250,000	Florida Power & Light Co., 4.05%, 6/1/42	252,731
175,000	ITC Holdings Corp., Senior Unsecured Notes, 3.25%, 6/30/26	164,397
		674,697
	GAS (0.0%)
150,000	National Fuel Gas Co., Senior Unsecured Notes, 5.20%, 7/15/25	154,130
		828,827
TOTAL CORPORATE BONDS & NOTES (Cost $15,519,425) (3.3%)		15,333,297
Principal Amount		Value
FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
$200,000	European Bank for Reconstruction & Development GMTN, Senior Unsecured Notes, 2.75%, 3/7/23	$198,652
250,000	Export-Import Bank of Korea, Senior Unsecured Notes, 3.00%, 11/1/22	243,209
200,000	Mexico Government International Bond, Senior Unsecured Notes, 4.15%, 3/28/27	196,900
100,000	Panama Government International Bond, Senior Unsecured Notes, 4.00%, 9/22/24	100,750
125,000	Peruvian Government International Bond, Senior Unsecured Notes, 4.13%, 8/25/27	127,813
100,000	Petroleos Mexicanos, Guaranteed Notes, 6.75%, 9/21/47	94,290
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $992,598) (0.2%)		961,614
LONG-TERM MUNICIPAL SECURITIES (0.3%)
	CALIFORNIA (0.1%)
80,000	Los Angeles County Public Works Financing Authority, Build America Bonds, Revenue Bonds, 5.84%, 8/1/21	86,973
50,000	University of California Regents Medical Center Pooled Revenue, Revenue Bonds, Build America Bonds, Series H, 6.40%, 5/15/31	60,387
100,000	Yuba Levee Financing Authority, Revenue Bonds, Series B, (BAM), 3.33%, 9/1/23	$100,741
		248,101

See Notes to Financial Statements.

June 30, 2018

Principal Amount		Value
LONG-TERM MUNICIPAL SECURITIES (0.3%) (continued)
	FLORIDA (0.0%)
$75,000	Florida State Department of Environmental Protection Revenue, Build America Bonds, Revenue Bonds, Series B, 5.31%, 7/1/18	$75,000
	NEW YORK (0.1%)
185,000	Metropolitan Transportation Authority, Build America Bonds, Revenue Bonds, Ser. C-1, 5.12%, 11/15/19	190,014
100,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Build America Bonds, Revenue Bonds, 4.53%, 11/1/22	105,266
200,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 2.63%, 2/1/23	194,938
250,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Subordinate Bonds, Revenue Bonds, 3.00%, 2/1/26	241,192
		731,410
	TEXAS (0.1%)
250,000	Dallas Independent School District Qualified School Construction Notes, General Obligation Limited, 5.05%, 8/15/33	271,897
250,000	Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds, Baylor Health Care System Project, Series C, 4.45%, 11/15/43	254,830
		526,727
TOTAL LONG-TERM MUNICIPAL SECURITIES (Cost $1,578,393) (0.3%)		1,581,238
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%)
$230,000	FHLB, 3.25%, 3/8/24	$234,034
250,000	FHLB, 1.63%, 2/27/19	248,855
250,000	FHLMC, 6.25%, 7/15/32	334,592
223,004	FHLMC, Series 4151, Class PA, 2.00%, 1/15/33	213,045
85,587	FHLMC Gold PC Pool #A47613, 5.00%, 11/1/35	90,537
89,826	FHLMC Gold PC Pool #C09055, 4.00%, 12/1/43	91,983
144,555	FHLMC Gold PC Pool #J17969, 3.00%, 2/1/27	144,607
157,739	FHLMC Gold Pool #A97264, 4.00%, 2/1/41	162,167
250,490	FHLMC Gold Pool #C09027, 3.00%, 2/1/43	244,638
46,078	FHLMC Gold Pool #G08521, 3.00%, 1/1/43	45,002
314,645	FHLMC Gold Pool #J13314, 3.50%, 10/1/25	318,397
101,863	FHLMC Gold Pool #Q06884, 3.50%, 3/1/42	102,171
85,042	FHLMC Gold Pool #Q11077, 3.50%, 9/1/42	85,299
91,835	FHLMC Gold Pool #Q34167, 4.00%, 6/1/45	93,982
446,584	FHLMC Gold Pool #Q41084, 3.50%, 6/1/46	445,492
250,000	FNMA, 2.38%, 1/19/23	245,481
239,803	FNMA Pool #254954, 4.50%, 10/1/23	249,880
133,552	FNMA Pool #745275, 5.00%, 2/1/36	143,047
138,232	FNMA Pool #844809, 5.00%, 11/1/35	148,038
76,145	FNMA Pool #AA0466, 4.50%, 2/1/39	80,081
214,093	FNMA Pool #AB1796, 3.50%, 11/1/40	214,854
73,562	FNMA Pool #AB3218, 3.50%, 7/1/31	73,800
269,121	FNMA Pool #AB3900, 3.00%, 11/1/26	269,162
91,005	FNMA Pool #AC5822, 4.50%, 5/1/40	95,749
140,948	FNMA Pool #AD7128, 4.50%, 7/1/40	148,294
Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (continued)
$92,371	FNMA Pool #AD8529, 4.50%, 8/1/40	$97,184
596	FNMA Pool #AH3226, 5.00%, 2/1/41	639
161,819	FNMA Pool #AH4493, 4.50%, 2/1/41	170,255
96,252	FNMA Pool #AI1019, 4.50%, 5/1/41	101,193
367,297	FNMA Pool #AL0657, 5.00%, 8/1/41	393,866
278,284	FNMA Pool #AQ1853, 3.00%, 11/1/42	272,201
138,066	FNMA Pool #AS0560, 4.50%, 9/1/43	144,554
83,075	FNMA Pool #AS1529, 3.00%, 1/1/29	83,062
48,056	FNMA Pool #AS3789, 4.50%, 11/1/44	50,297
100,131	FNMA Pool #AS4503, 3.00%, 2/1/30	99,900
186,203	FNMA Pool #AS4928, 3.50%, 5/1/45	185,885
85,810	FNMA Pool #AS6205, 3.50%, 11/1/45	85,663
232,389	FNMA Pool #AS7188, 4.00%, 5/1/46	237,101
384,914	FNMA Pool #AS9459, 4.50%, 4/1/47	401,531
49,778	FNMA Pool #AT8849, 4.00%, 6/1/43	51,068
146,644	FNMA Pool #AU1847, 3.00%, 9/1/43	143,269
125,103	FNMA Pool #AU3621, 3.00%, 7/1/43	122,217
318,453	FNMA Pool #AU5409, 3.00%, 8/1/43	308,664
85,173	FNMA Pool #AU5653, 4.00%, 9/1/43	87,348
122,331	FNMA Pool #AU6562, 3.50%, 12/1/43	122,501
68,715	FNMA Pool #AU7025, 3.00%, 11/1/43	67,133
109,466	FNMA Pool #AV3310, 4.50%, 1/1/44	114,611
147,258	FNMA Pool #AY2728, 2.50%, 2/1/30	143,785
166,939	FNMA Pool #AZ2276, 4.00%, 6/1/45	170,316
222,734	FNMA Pool #BA6555, 3.00%, 1/1/46	216,094
145,095	FNMA Pool #BD8211, 4.00%, 4/1/47	147,997
194,996	FNMA REMIC Trust Series 2013-18, Class AE, 2.00%, 3/25/28	186,997
82,134	GNMA I Pool #539285, 3.00%, 5/15/42	80,672

See Notes to Financial Statements.

Schedule of Investments (unaudited) (continued)

Principal Amount		Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.0%) (continued)
$122,729	GNMA II Pool #MA1520, 3.00%, 12/20/43	$121,255
191,407	GNMA II Pool #MA1521, 3.50%, 12/20/43	193,686
341,319	GNMA II Pool #MA1839, 4.00%, 4/20/44	352,519
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,732,257) (2.0%)		9,476,650
U.S. TREASURY OBLIGATIONS (1.8%)
70,000	U.S. Treasury Bonds, 4.38%, 2/15/38	85,315
1,882,000	U.S. Treasury Bonds, 2.75%, 8/15/42	1,811,057
690,000	U.S. Treasury Bonds, 3.00%, 2/15/48(1)	692,318
797,000	U.S. Treasury Notes, 1.50%, 5/31/19	790,991
775,000	U.S. Treasury Notes, 1.38%, 4/30/20	759,137
800,000	U.S. Treasury Notes, 2.00%, 11/30/22	776,437
1,949,000	U.S. Treasury Notes, 2.13%, 7/31/24	1,875,989
1,031,999	U.S. Treasury Notes, 2.25%, 8/15/27(1)	982,214
500,000	U.S. Treasury Notes, 2.75%, 2/15/28	495,723
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,276,291) (1.8%)		8,269,181
Shares		Value
SHORT-TERM INVESTMENTS (9.4%)
	MONEY MARKET FUNDS (9.4%)
$23,923,617	State Street Institutional U.S. Government Money Market Fund, Premier Class	$23,923,617
19,774,929	State Street Navigator Securities Lending Government Money Market Portfolio(4)	19,774,929
TOTAL SHORT-TERM INVESTMENTS (Cost $43,698,546) (9.4%)		43,698,546
TOTAL INVESTMENT SECURITIES (103.6%) (Cost $388,772,914)		$482,003,287
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-3.6%)		(16,771,693)
NET ASSETS (100%)		$465,231,594
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $55,454,679.

(2)
Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

(3)
The rate shown on floating rate securities is the rate at the end of the reporting period. The rate changes monthly.

(4)
Securities with an aggregate market value of  $55,454,679 were out on loan in exchange for $19,774,929 of cash collateral as of June 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

FHLB
Federal Home Loan Bank.

FHLMC
Federal Home Loan Mortgage Corp.

FNMA
Federal National Mortgage Association.

FREMF
Finnish Real Estate Management Federation.

GMTN
Global Medium Term Note.

GNMA
Government National Mortgage Association.

LIBOR
London Interbank Offered Rate.

MTN
Medium Term Note.

REIT
Real Estate Investment Trust.

REMIC
Real Estate Mortgage Investment Conduit.

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$394,762,310	$—	$—	$394,762,310
Asset-Backed Securities	—	3,458,102	—	3,458,102
Commercial Mortgage-Backed Securities	—	4,462,349	—	4,462,349
Corporate Bonds & Notes*	—	15,333,297	—	15,333,297
Foreign Government Obligations	—	961,614	—	961,614
Long-Term Municipal Securities*	—	1,581,238	—	1,581,238
U.S. Government Agency Obligations	—	9,476,650	—	9,476,650
U.S. Treasury Obligations	—	8,269,181	—	8,269,181
Short-Term Investments	43,698,546	—	—	43,698,546
Total Investments in Securities	$438,460,856	$43,542,431	$—	$482,003,287
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC.

INVESTMENT OBJECTIVE AND STRATEGY (condensed) (unaudited)
The Fund’s sole investment objective is long-term growth of capital.
To achieve the Fund’s investment objective, the Adviser invests substantially all of the Fund’s assets in common stock. Under normal circumstances, the Adviser expects that the Fund’s portfolio will generally consist of positions in 25 to 50 companies. The Adviser considers companies with market capitalization of greater than $10 billion to be larger companies. The Fund is actively managed by the Adviser, which seeks to purchase growth companies that have fundamentally strong market positions in growing industries that may enable those companies to increase future sales and earnings at an above average pace in the coming years. During the investment selection process, the Adviser performs fundamental and quantitative analysis on each company and utilizes the rankings of companies by the Value Line Timeliness™ Ranking System (the “Ranking System”) to assist in selecting securities for purchase. The Ranking System is a proprietary quantitative system that compares an estimate of the probable market performance of each stock within a universe during the next six to twelve months to that of all stocks within that universe and ranks stocks on a scale of 1 (highest) to 5 (lowest). The universe consists of stocks of approximately 1,700 companies under review by the Ranking System accounting for approximately 90% of the market capitalization of all stocks traded on the U.S. securities exchanges, including stocks of foreign companies.
Manager Discussion of Fund Performance
Below, Value Line Larger Companies Focused Fund, Inc. portfolio manager Cindy Starke discusses the Fund’s performance and positioning for the six months ended June 30, 2018.
How did the Fund perform during the semi-annual period?
The Fund’s Investor Class generated a total return of 14.59% during the six months ended June 30, 2018. This compares to the 2.65% return of the Fund’s benchmark, the S&P 500® Index, during the same semi-annual period.
What key factors were responsible for the Fund’s performance during the six-month reporting period?
The Fund significantly outperformed the S&P 500® Index during the six-month reporting period attributable to a combination of effective stock selection and sector allocation.
Which equity market sectors most significantly affected Fund performance?
The Fund was invested in only six sectors of the S&P 500® Index during the semi-annual period. Of those sectors in which the Fund was invested, the Fund benefited from effective stock selection in each, but most strongly in consumer discretionary, information technology and health care. Having overweighted allocations to consumer discretionary and information technology, the two best performing sectors in the S&P 500® Index during the semi-annual period, added value as well.
The only sector to detract from the Fund’s relative performance was energy. While stock selection within the sector contributed positively, it was not enough to offset the negative effect of the Fund’s underweighted allocation to energy, the third best performer in the S&P 500® Index during the semi-annual period.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were Internet TV and movie-streaming subscription service Netflix, biotechnology company Juno Therapeutics and e-commerce giant Amazon.com.
Shares of Netflix more than doubled in price during the semi-annual period. The company’s quarterly earnings reports demonstrated strong and better than expected new subscriber growth in both U.S. and international markets. Juno Therapeutics is a clinical stage biotechnology company focused on cellular-based immunotherapies that target patients’ own cells to fight cancer. Its shares saw robust double-digit gains during the semi-annual period. In January 2018, Juno Therapeutic’s partner Celgene announced its acquisition of Juno Therapeutics, which expands Celgene’s lymphoma program with the addition of Juno Therapeutics’ JCAR017, a potentially best-in-class therapy currently in development for treatment of large B-cell lymphoma. We sold the Fund’s position in Juno Therapeutics in late January following the acquisition announcement. Amazon.com’s shares appreciated strongly during the semi-annual period, reflecting the company’s healthy quarterly performance and favorable growth prospects, including for its Amazon Web Services.
Which stocks detracted significantly from the Fund’s performance during the semi-annual period?
During the semi-annual period, the stocks that detracted most from the Fund’s performance were all biopharmaceuticals companies in the health care sector — Tesaro, Celgene and Exelixis.

VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. (continued)

Tesaro’s shares declined sharply during the semi-annual period, largely driven by a less than expected revenue outlook for its leading oncology drug Zejula and by updated safety guidelines for its intravenous drug Varubi. Celgene experienced a double-digit share price decline during the semi-annual period, pressured by some product pipeline setbacks and management changes. Exelixis, a new position for the Fund during the semi-annual period, is a biotechnology company focused on developing and commercialization of new medicines for difficult-to-treat cancers. Following early work in model genetic systems, the company developed a broad drug platform, including lead compounds, cabozantinib and cobimetinib, and partnered with leading biopharmaceutical companies to bring these medicines to patients globally. Subsequent to the Fund’s purchase of Exelixis in February 2018, its shares declined, largely driven by disappointing Phase III trial results, reported by the company’s partner Roche. In each of these cases, we still considered the valuations of the companies attractive and their longer-term growth prospects intact, and so we added to the Fund’s positions in each on share price weakness.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the semi-annual period?
In addition to the purchase of Exelixis, already mentioned, we initiated a Fund position in Lions Gate Entertainment, a leading producer of motion pictures, television programming and media networks. We believe the company is well positioned in a consolidating and quickly evolving media landscape. Further, in our view, Lions Gate Entertainment’s ownership of high quality film and television assets should allow the company to capitalize on increasing global demand for content.
Conversely, in addition to the sale of Juno Therapeutics, mentioned earlier, we eliminated the Fund’s position in information technology consulting and technology services provider Cognizant Technology Solutions. We sold the position at the end of June 2018 following relatively solid performance during the semi-annual period based on what we viewed as the company’s slowing growth prospects ahead.
Were there any notable changes in the Fund’s weightings during the six-month period?
During the six-month period ended June 30, 2018, the Fund’s weighting relative to the S&P 500® Index in the consumer discretionary sector increased and its weightings relative to the S&P 500® Index in the information technology and energy sectors decreased.
How was the Fund positioned relative to its benchmark index at the end of June 2018?
As of June 30, 2018, the Fund was overweighted relative to the S&P 500® Index in the health care, information technology and consumer discretionary sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, energy and consumer staples sectors on the same date. The Fund had no exposure to the industrials, materials, real estate, telecommunication services and utilities sectors at the end of June 2018.
What is your tactical view and strategy for the months ahead?
At the end of June 2018, we expected the outlook for sales and earnings growth for the companies in the S&P 500® Index to be strong for the remainder of 2018. Halfway through the calendar year, we were already seeing some of the benefits of the new corporate tax cuts showing up in the form of higher levels of sales and earnings growth for many companies. According to FactSet, consensus expectations for the S&P 500® Index’s companies’ sales and earnings per share were approximately 8% and 20%, respectively, for calendar year 2018. While this rapid pace of growth is likely to slow in 2019, it should remain at a healthy level with consensus expectations for approximately 5% sales and 10% earnings growth rates. Overall, we believed at the end of the semi-annual period that the economic backdrop was healthy and supportive of equities, with consumer confidence high, unemployment low and Gross Domestic Product (GDP) growth rates accelerating a bit.
As growth-focused investors, we believe earnings growth is one of the primary drivers of share prices over time. We were encouraged at the end of June 2018 that future earnings growth appeared to be supported by a demand outlook on firmer footing, aided by a stronger economy and corporate and consumer tax cuts. Given this favorable backdrop, we intend to continue to seek companies for the Fund’s portfolio that are positioned to grow both their sales and earnings at a pace above the market and their peers.
All that said, regardless of economic or market conditions, our strategy will remain consistent with an emphasis on owning a focused portfolio of what we consider to be the best large-capitalization growth companies. We believe these companies can flourish in the coming years in most economic environments, as they are mainly driven by longer-term secular growth drivers and should be affected less by periods of economic weakness should such a scenario arise. It is also important to note that we take a long-term view on the Fund’s holdings and will seek to opportunistically trim and/or add to these holdings during periods of market volatility. We intend to seek investments in a diversified but focused portfolio of high quality large-cap growth companies that we believe are well positioned to grow sales and earnings over the next few years. As always, our goal is to generate solid returns through capital growth across market cycles.

Value Line Larger Companies Focused Fund, Inc.
Portfolio Highlights at June 30, 2018 (unaudited)

Ten Largest Holdings
Issue	Shares	Value	Percentage of Net Assets
Amazon.com, Inc.	12,400	$21,077,520	7.0%
Facebook, Inc.	89,000	17,294,480	5.7%
Alexion Pharmaceuticals, Inc.	135,000	16,760,250	5.6%
Activision Blizzard, Inc.	210,000	16,027,200	5.3%
Visa, Inc.	104,000	13,774,800	4.6%
Alibaba Group Holding, Ltd. ADR	73,000	13,543,690	4.5%
Netflix, Inc.	33,000	12,917,190	4.3%
Alphabet, Inc.	10,200	11,517,738	3.8%
Celgene Corp.	124,000	9,848,080	3.3%
TESARO, Inc.	220,000	9,783,400	3.2%
Total			47.3%
Asset Allocation – Percentage of Net Assets

Cash & Other
Assets - Net 0.6%
Common
Stocks 99.4%

Sector Weightings – Percentage of Total Investment Securities*
*
Sector weightings exclude short-term investments.

Value Line Larger Companies Focused Fund, Inc.
Schedule of Investments (unaudited)

Shares		Value
COMMON STOCKS (99.4%)
CONSUMER DISCRETIONARY (19.3%)
	APPAREL (1.0%)
39,000	NIKE, Inc. Class B	$3,107,520
	AUTO MANUFACTURERS (1.1%)
10,000	Tesla, Inc.(1)*	3,429,500
	ENTERTAINMENT (1.0%)
120,000	Lions Gate Entertainment Corp. Class A	2,978,400
	INTERNET (12.5%)
12,400	Amazon.com, Inc.*	21,077,520
1,700	Booking Holdings, Inc. *	3,446,053
33,000	Netflix, Inc.*	12,917,190
		37,440,763
	RETAIL (3.7%)
52,000	Starbucks Corp.	2,540,200
44,000	TJX Companies, Inc. (The)	4,187,920
18,500	Ulta Salon, Cosmetics & Fragrance, Inc.*	4,319,010
		11,047,130
		58,003,313
CONSUMER STAPLES (4.2%)
	BEVERAGES (3.1%)
26,000	Constellation Brands, Inc. Class A	5,690,620
62,000	Monster Beverage Corp.*	3,552,600
		9,243,220
	COSMETICS & PERSONAL CARE (1.1%)
24,000	Estee Lauder Companies, Inc. (The) Class A	3,424,560
		12,667,780
ENERGY (2.4%)
	OIL & GAS (2.4%)
33,000	Diamondback Energy, Inc.	4,341,810
15,000	Pioneer Natural Resources Co.	2,838,600
		7,180,410
		7,180,410
FINANCIALS (4.7%)
	BANKS (2.0%)
215,000	Bank of America Corp.	6,060,850
	DIVERSIFIED FINANCIAL SERVICES (2.7%)
125,000	Blackstone Group L.P. (The)	4,021,250
78,000	Charles Schwab Corp. (The)	3,985,800
		8,007,050
		14,067,900
HEALTHCARE (30.6%)
	BIOTECHNOLOGY (20.6%)
135,000	Alexion Pharmaceuticals, Inc.*	16,760,250
Shares		Value
COMMON STOCKS (99.4%) (continued)
	BIOTECHNOLOGY (20.6%) (continued)
14,500	Biogen, Inc.*	$4,208,480
53,000	BioMarin Pharmaceutical, Inc. (1)*	4,992,600
124,000	Celgene Corp.*	9,848,080
105,000	Exact Sciences Corp. (1)*	6,277,950
340,000	Exelixis, Inc.*	7,316,800
40,000	Intercept Pharmaceuticals, Inc.(1)*	3,356,400
53,000	Vertex Pharmaceuticals, Inc.*	9,007,880
		61,768,440

	HEALTHCARE PRODUCTS (2.4%)
34,000	Edwards Lifesciences Corp.*	4,949,380
28,000	Nevro Corp.*	2,235,800
		7,185,180
	PHARMACEUTICALS (5.9%)
40,000	DexCom, Inc.(1)*	3,799,200
24,000	Jazz Pharmaceuticals PLC*	4,135,200
220,000	TESARO, Inc.(1)*	9,783,400
		17,717,800
	SOFTWARE (1.7%)
65,000	Medidata Solutions, Inc.(1)*	5,236,400
		91,907,820
INFORMATION TECHNOLOGY (38.2%)
	COMMERCIAL SERVICES (3.1%)
111,000	PayPal Holdings, Inc.*	9,242,970
	DIVERSIFIED FINANCIAL SERVICES (4.6%)
104,000	Visa, Inc. Class A(1)	13,774,800
	INTERNET (17.8%)
73,000	Alibaba Group Holding, Ltd. ADR(1)*	13,543,690
10,200	Alphabet, Inc. Class A*	11,517,738
89,000	Facebook, Inc. Class A*	17,294,480
48,000	GrubHub, Inc.(1)*	5,035,680
114,000	Zendesk, Inc.*	6,211,860
		53,603,448
	SEMICONDUCTORS (1.2%)
15,000	Broadcom, Inc.	3,639,600
	SOFTWARE (11.5%)
210,000	Activision Blizzard, Inc.	16,027,200
26,000	Adobe Systems, Inc.*	6,339,060
42,000	Salesforce.com, Inc.*	5,728,800
38,000	ServiceNow, Inc.*	6,553,860
		34,648,920
		114,909,738
TOTAL COMMON STOCKS (Cost $196,259,969) (99.4%)		298,736,961
Shares		Value
SHORT-TERM INVESTMENTS (5.4%)
	MONEY MARKET FUNDS (5.4%)
2,155,831	State Street Institutional U.S. Government Money Market Fund, Premier Class	$2,155,831
14,168,551	State Street Navigator Securities Lending Government Money Market Portfolio(2)	14,168,551
TOTAL SHORT-TERM INVESTMENTS (Cost $16,324,382) (5.4%)		16,324,382
TOTAL INVESTMENT SECURITIES (104.8%) (Cost $212,584,351)		$315,061,343
EXCESS OF LIABILITIES OVER CASH AND OTHER ASSETS (-4.8%)		(14,393,187)
NET ASSETS (100%)		$300,668,156
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of June 30, 2018, the market value of the securities on loan was $37,299,204.

(2)
Securities with an aggregate market value of  $37,299,204 were out on loan in exchange for $14,168,551 of cash collateral as of June 30, 2018. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(J) in the Notes to Financial Statements.

ADR
American Depositary Receipt.

See Notes to Financial Statements.

June 30, 2018

The following table summarizes the inputs used to value the Fund’s investments in securities as of June 30, 2018 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$298,736,961	$—	$—	$298,736,961
Short-Term Investments	16,324,382	—	—	16,324,382
Total Investments in Securities	$315,061,343	$—	$—	$315,061,343
*
See Schedule of Investments for further classification.

See Notes to Financial Statements.

Statements of Assets and Liabilities
at June 30, 2018 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Assets:
Investments in securities, at value*	$342,648,227	$151,856,743	$482,003,287	$315,061,343
Cash	—	12,490	—	—
Receivable for securities sold	822,893	269,749	1,960,015	—
Dividends and interest receivable	273,068	69,043	478,655	18,705
Prepaid expenses	31,917	35,411	45,583	35,533
Receivable for capital shares sold	15,881	12,305	1,098,358	57,027
Receivable for securities lending income	4,369	1,523	9,503	9,668
Other receivables	—	—	2,719	—
Total Assets	343,796,355	152,257,264	485,598,120	315,182,276
Liabilities:
Payable upon return of securities on loan (See Note 1J)	—	—	19,774,929	14,168,551
Payable for securities purchased	401,519	—	—	—
Payable for capital shares redeemed	196,502	4,584	148,708	33,673
Accrued expenses:
Advisory fee	208,213	75,723	246,748	171,001
Service and distribution plan fees	71,237	31,247	91,757	61,884
Auditing and legal fees	49,704	21,632	38,041	35,977
Custody and accounting fees	20,655	12,675	35,981	16,266
Other	34,922	18,390	30,362	26,768
Total Liabilities	982,752	164,251	20,366,526	14,514,120
Net Assets	$342,813,603	$152,093,013	$465,231,594	$300,668,156
Net assets consist of:
Capital stock, at $1.00 par value (authorized 100,000,000, 50,000,000, 75,000,000 and 50,000,000 shares, respectively)	$9,789,437	$7,486,996	$43,137,754	$9,158,176
Additional paid-in capital	106,501,268	73,417,377	306,700,662	167,855,144
Distributions in excess of net investment income	(609,299)	(389,333)	(124,225)	(1,035,115)
Accumulated net realized gain on investments and foreign currency	25,385,712	7,162,973	22,287,030	22,212,959
Net unrealized appreciation (depreciation) of:
Investments and foreign currency translations	201,746,485	64,415,000	93,230,373	102,476,992
Net Assets	$342,813,603	$152,093,013	$465,231,594	$300,668,156
Net Asset Value Per Share
Investor Class
Net Assets	$342,813,603	$150,868,560	$448,379,003	$299,364,761
Shares Outstanding	9,789,437	7,426,843	41,566,230	9,118,519
Net Asset Value, Offering and Redemption Price per Outstanding Share	$35.02	$20.31	$10.79	$32.83
Institutional Class
Net Assets	$—	$1,224,453	$16,852,591	$1,303,395
Shares Outstanding	—	60,153	1,571,524	39,657
Net Asset Value, Offering and Redemption Price per Outstanding Share	$—	$20.36	$10.72	$32.87
* Includes securities on loan of	$48,472,686	$18,328,333	$55,454,679	$37,299,204
Cost of investments	$140,901,489	$87,441,743	$388,772,914	$212,584,351
See Notes to Financial Statements.

Statements of Operations
for the Six Months Ended June 30, 2018 (unaudited)

	Value Line Premier Growth Fund, Inc.	Value Line Mid Cap Focused Fund, Inc.	Value Line Capital Appreciation Fund, Inc.	Value Line Larger Companies Focused Fund, Inc.
Investment Income:
Dividends (net of foreign withholding tax of $20,274, $7,968, $4,914 and $3,240, respectively)	$1,319,108	$446,219	$1,616,337	$546,609
Interest	97,999	30,734	800,215	9,439
Securities lending income	25,161	8,116	121,324	55,446
Total Income	1,442,268	485,069	2,537,876	611,494
Expenses:
Advisory fees	1,242,564	473,539	1,395,162	1,036,509
Service and distribution plan fees	425,247	185,812	523,502	356,878
Sub-transfer agent fees	35,907	8,900	56,527	10,709
Auditing and legal fees	102,910	41,158	137,857	81,632
Transfer agent fees	85,928	72,125	94,111	84,060
Custody and accounting fees	43,425	28,420	70,068	40,287
Directors’ fees and expenses	30,663	13,459	36,029	24,969
Printing and postage	21,966	12,146	22,804	11,848
Fund administration	18,298	23,257	23,257	23,257
Registration and filing fees	14,879	21,049	20,868	17,066
Compliance fees	10,814	4,758	12,467	8,459
Insurance fees	10,649	4,699	12,493	8,583
Tax service fees	6,541	2,848	7,651	5,368
Other	1,776	2,070	3,266	2,072
Total Expenses Before Fees Waived (See Note 5)	2,051,567	894,240	2,416,062	1,711,697
Less: Advisory Fees Waived	—	(19,822)	(14,701)	(65,080)
Less: Sub-Transfer Agent Fees Waived	—	(16)	(255)	(8)
Net Expenses	2,051,567	874,402	2,401,106	1,646,609
Net Investment Income/(Loss)	(609,299)	(389,333)	136,770	(1,035,115)
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	9,517,912	1,601,006	16,750,808	16,984,026
Foreign currency translations	527	—	—	—
	9,518,439	1,601,006	16,750,808	16,984,026
Change in Net Unrealized Appreciation/ (Depreciation) of:
Investments	10,353,191	7,408,396	17,330,098	23,132,719
Foreign currency transactions	(616)	—	—	—
	10,352,575	7,408,396	17,330,098	23,132,719
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	19,871,014	9,009,402	34,080,906	40,116,745
Net Increase in Net Assets from Operations	$19,261,715	$8,620,069	$34,217,676	$39,081,630
See Notes to Financial Statements.

Statement of Changes in Net Assets

	Value Line Premier Growth Fund, Inc.		Value Line Mid Cap Focused Fund, Inc.
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment loss	$(609,299)	$(851,805)	$(389,333)	$(492,445)
Net realized gain on investments and foreign currency	9,518,439	34,548,379	1,601,006	7,769,856
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	10,352,575	32,411,621	7,408,396	18,697,461
Net increase in net assets from operations	19,261,715	66,108,195	8,620,069	25,974,872
Distributions to Shareholders from:
Net investment income
Investor Class	—	—	—	—
Institutional Class	—	—	—	—
Net realized gain from investment transactions
Investor Class	—	(22,912,326)	—	(2,343,621)
Institutional Class	—	—	—	(17,322)(1)
Total distributions	—	(22,912,326)	—	(2,360,943)
Share Transactions:
Proceeds from sale of shares
Investor Class	3,400,898	9,120,288	2,489,028	8,516,948
Institutional Class	—	—	64,539	1,023,752(1)
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	—	22,041,732	—	2,228,642
Institutional Class	—	—	—	17,322(1)
Cost of shares redeemed
Investor Class	(21,905,333)	(40,995,529)	(7,842,617)	(20,666,260)
Institutional Class	—	—	(2,387)	—
Net decrease in net assets from capital share transactions	(18,504,435)	(9,833,509)	(5,291,437)	(8,879,596)
Total increase in net assets	757,280	33,362,360	3,328,632	14,734,333
Net Assets:
Beginning of period	342,056,323	308,693,963	148,764,381	134,030,048
End of period	$342,813,603	$342,056,323	$152,093,013	$148,764,381
Distributions in excess of net investment income included in net assets, at end of period	$(609,299)	$—	$(389,333)	$—
Capital Share Transactions:
Shares sold
Investor Class	100,224	285,715	125,491	471,107
Institutional Class	—	—	—	115,774
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	—	663,714	3,246	56,126(1)
Institutional Class	—	—	—	899(1)
Shares redeemed
Investor Class	(641,672)	(1,266,122)	(395,207)	(1,126,841)
Institutional Class	—	—	(118)	—
Net decrease	(541,448)	(316,693)	(266,588)	(482,935)
(1)
Commenced operations on August 12, 2017.

See Notes to Financial Statements.

	Value Line Capital Appreciation Fund, Inc.		Value Line Larger Companies Focused Fund, Inc.
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Operations:
Net investment income/(loss)	$136,770	$1,804,398	$(1,035,115)	$(1,827,850)
Net realized gain on investments	16,750,808	21,519,254	16,984,026	21,429,155
Change in net unrealized appreciation/(depreciation) on investments	17,330,098	51,649,709	23,132,719	51,409,377
Net increase in net assets from operations	34,217,676	74,973,361	39,081,630	71,010,682
Distributions to Shareholders from:
Net investment income
Investor Class	(232,770)	(1,946,288)	—	—
Institutional Class	(28,225)	(40,592)	—	—
Net realized gain from investment transactions
Investor Class	—	(18,989,991)	—	(19,571,353)
Institutional Class	—	(328,234)	—	(120,372)
Total distributions	(260,995)	(21,305,105)	—	(19,691,725)
Share Transactions:
Proceeds from sale of shares
Investor Class	53,582,814	92,630,410	4,378,179	19,224,664
Institutional Class	23,493,040	6,476,607	552,345	7,623,944
Proceeds from reinvestment of dividends and distributions to shareholders
Investor Class	216,753	19,731,130	—	18,930,393
Institutional Class	25,965	325,581	—	120,372
Cost of shares redeemed
Investor Class	(31,142,708)	(75,505,855)	(16,099,583)	(31,895,162)
Institutional Class	(14,520,377)	(1,398,304)	(1,116,457)	(6,526,863)
Net increase/(decrease) in net assets from capital share transactions	31,655,487	42,259,569	(12,285,516)	7,477,348
Total increase in net assets	65,612,168	95,927,825	26,796,114	58,796,305
Net Assets:
Beginning of period	399,619,426	303,691,601	273,872,042	215,075,737
End of period	$465,231,594	$399,619,426	$300,668,156	$273,872,042
Distributions in excess of net investment income included in net assets, at end of period	$(124,225)	$—	$(1,035,115)	$—
Capital Share Transactions:
Shares sold
Investor Class	5,067,053	9,575,418	138,845	661,187
Institutional Class	2,232,657	662,936	17,229	250,990
Shares issued to shareholders in reinvestment of dividends and distributions
Investor Class	21,109	1,973,382	—	655,712
Institutional Class	2,516	32,713	—	4,168
Shares redeemed
Investor Class	(2,988,626)	(7,754,363)	(521,945)	(1,127,067)
Institutional Class	(1,345,825)	(138,584)	(36,225)	(213,903)
Net increase (decrease)	2,988,884	4,351,502	(402,096)	231,087
(1)
Commenced operations on August 12, 2017.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Premier Growth Fund, Inc. Investor Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.11	$28.99	$28.93	$33.84	$33.99	$28.84
Income/(loss) from investment operations:
Net investment income/(loss)	(0.06)	(0.08)	0.00(1)	(0.07)	0.01	0.00(1)
Net gains on securities (both realized and unrealized)	1.97	6.56	2.04	0.14	2.29	7.64
Total from investment operations	1.91	6.48	2.04	0.07	2.30	7.64
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)	—
Distributions from net realized gains	—	(2.36)	(1.98)	(4.98)	(2.44)	(2.49)
Total distributions	—	(2.36)	(1.98)	(4.98)	(2.45)	(2.49)
Net asset value, end of period	$35.02	$33.11	$28.99	$28.93	$33.84	$33.99
Total return	5.77%(2)	22.32%	7.00%	0.25%	6.75%	26.56%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$342,814	$342,056	$308,694	$330,125	$379,205	$402,073
Ratio of gross expenses to average net assets	1.21%(3)	1.20%	1.21%	1.23%	1.23%	1.24%
Ratio of net expenses to average net assets	1.21%(3)	1.20%	1.21%	1.23%	1.23%	1.24%
Ratio of net investment income/(loss) to average net assets	(0.36)%(3)	(0.26)%	(0.20)%	(0.26)%	0.01%	(0.02)%
Portfolio turnover rate	3%(2)	3%	7%	12%	9%	11%
(1)
Amount is less than $.01 per share.

(2)
Not Annualized

(3)
Annualized

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.19	$16.27	$14.99	$14.56	$13.50	$10.36
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)	0.00(1)	0.00(1)	(0.08)	(0.01)	0.01
Net gains on securities (both realized and unrealized)	1.17	3.23	1.64	0.51	1.08	3.19
Total from investment operations	1.12	3.23	1.64	0.43	1.07	3.20
Less distributions:
Dividends from net investment income	—	—	—	—	(0.01)	(0.06)
Distributions from net realized gains	—	(0.31)	(0.36)	—	—	—
Total distributions	—	(0.31)	(0.36)	—	(0.01)	(0.06)
Net asset value, end of period	$20.31	$19.19	$16.27	$14.99	$14.56	$13.50
Total return	5.84%(2)	19.84%	10.94%	2.95%	7.90%	30.86%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$150,869	$147,669	$134,030	$118,867	$125,330	$125,268
Ratio of gross expenses to average net assets	1.17%(3)	1.18%	1.21%	1.24%	1.23%	1.26%
Ratio of net expenses to average net assets	1.17%(3)	1.18%	1.21%	1.24%	1.23%	1.12%
Ratio of net investment income/(loss) to average net assets	(0.52)%(3)	(0.34)%	(0.28)%	(0.53)%	(0.06)%	0.05%
Portfolio turnover rate	2%(2)	2%	20%	17%	61%	7%
(1)
Amount is less than $.01 per share.

(2)
Not annualized.

(3)
Annualized.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Mid Cap Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2018 (unaudited)	Period Ended December 31, 2017(1)
Net asset value, beginning of period	$19.20	$18.25
Income/(loss) from investment operations:
Net investment income/(loss)	(0.05)	0.00(2)
Net gains on securities (both realized and unrealized)	1.21	1.26
Total from investment operations	1.16	1.26
Less distributions:
Distributions from net realized gains	—	(0.31)
Total distributions	—	(0.31)
Net asset value, end of period	$20.36	$19.20
Total return	6.04%(3)	6.89%(3)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,224	$1,095
Ratio of gross expenses to average net assets(5)	4.34%(4)	5.61%(4)
Ratio of net expenses to average net assets(6)	0.92%(4)	0.93%(4)
Ratio of net investment loss to average net assets(6)	(0.27)%(4)	(0.12)%(4)
Portfolio turnover rate	2%(3)	2%(3)
(1)
Commenced operations on August 12, 2017.

(2)
Amount is less than $.01 per share.

(3)
Not annualized.

(4)
Annualized.

(5)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(6)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

See Notes to Financial Statements.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Investor Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.95	$8.48	$8.72	$9.40	$9.82	$8.67
Income/(loss) from investment operations:
Net investment income	0.01	0.05	0.02	0.06	0.12	0.12
Net gains/(losses) on securities (both realized and unrealized)	0.84	1.97	0.23	(0.14)	0.92	1.57
Total from investment operations	0.85	2.02	0.25	(0.08)	1.04	1.69
Less distributions:
Dividends from net investment income	(0.01)	(0.05)	(0.02)	(0.06)	(0.11)	(0.12)
Distributions from net realized gains	—	(0.50)	(0.47)	(0.54)	(1.35)	(0.42)
Total distributions	(0.01)	(0.55)	(0.49)	(0.60)	(1.46)	(0.54)
Net asset value, end of period	$10.79	$9.95	$8.48	$8.72	$9.40	$9.82
Total return	8.50%(1)	23.86%	2.80%	(0.86)%	10.62%	19.55%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$448,379	$392,869	$302,636	$350,159	$372,707	$330,698
Ratio of gross expenses to average net assets	1.12%(2)	1.11%	1.16%	1.15%	1.15%	1.16%
Ratio of net expenses to average net assets	1.12%(2)	1.11%	1.16%	1.15%	1.12%	1.11%
Ratio of net investment income to average net assets	0.06%(2)	0.49%	0.22%	0.67%	1.17%	1.26%
Portfolio turnover rate	39%(1)	88%	53%	45%	57%	27%
(1)
Not Annualized

(2)
Annualized

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Capital Appreciation Fund, Inc. Institutional Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,		Period Ended December 31, 2015(1)
		2017	2016
Net asset value, beginning of period	$9.90	$8.43	$8.65	$9.50
Income/(loss) from investment operations:
Net investment income/(loss)	0.02	0.07	0.02	(0.07)
Net gains/(losses) on securities (both realized and unrealized)	0.82	1.98	0.25	(0.24)
Total from investment operations	0.84	2.05	0.27	(0.31)
Less distributions:
Dividends from net investment income	(0.02)	(0.08)	(0.02)	—
Distributions from net realized gains	—	(0.50)	(0.47)	(0.54)
Total distributions	(0.02)	(0.58)	(0.49)	(0.54)
Net asset value, end of period	$10.72	$9.90	$8.43	$8.65
Total return	8.58%(4)	24.31%	3.06%	(3.29)%(4)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$16,853	$6,750	$1,055	$98
Ratio of gross expenses to average net assets(2)	1.08%(5)	1.63%	4.82%	6.19%(5)
Ratio of net expenses to average net assets(3)	0.87%(5)	0.86%	0.90%	6.19%(5)
Ratio of net investment income/(loss) to average net assets(3)	0.23%(5)	0.58%	0.43%	(5.02)%(5)
Portfolio turnover rate	39%(4)	88%	53%	45%(4)
(1)
Commenced operations on November 1, 2015.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Not annualized.

(5)
Annualized.

See Notes to Financial Statements.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Investor Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,
		2017	2016	2015	2014	2013
Net asset value, beginning of period	$28.65	$23.05	$26.25	$25.28	$25.57	$19.78
Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)	(0.19)	0.00(1)	(0.14)	(0.01)	0.13
Net gains on securities (both realized and unrealized)	4.29	8.00	0.10	2.63	3.23	5.81
Total from investment operations	4.18	7.81	0.10	2.49	3.22	5.94
Redemption fees	—	—	—	—	—	0.00
Less distributions:
Dividends from net investment income	—	—	—	—	(0.11)	(0.15)
Distributions from net realized gains	—	(2.21)	(3.30)	(1.52)	(3.40)	—
Total distributions	—	(2.21)	(3.30)	(1.52)	(3.51)	(0.15)
Net asset value, end of period	$32.83	$28.65	$23.05	$26.25	$25.28	$25.57
Total return	14.59%(4)	33.79%	0.24%	9.88%	12.41%	30.05%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$299,365	$272,191	$214,675	$233,085	$220,548	$211,508
Ratio of gross expenses to average net assets(2)	1.18%(5)	1.19%	1.23%	1.23%	1.23%	1.25%
Ratio of net expenses to average net assets(3)	1.15%(5)	1.11%	1.13%	1.13%	1.13%	1.06%
Ratio of net investment income/(loss) to average net assets(3)	(0.72)%(5)	(0.71)%	(0.62)%	(0.55)%	(0.07)%	0.48%
Portfolio turnover rate	15%(4)	35%	47%	37%	89%	8%
(1)
Amount is less than $.01 per share.

(2)
Ratio reflects expenses grossed up for the reimbursement by the Distributor of certain expenses incurred by the Fund.

(3)
Ratio reflects expenses net of the reimbursement by the Distributor of certain expenses incurred by the Fund.

(4)
Not annualized.

(5)
Annualized.

Selected data for a share of capital stock outstanding throughout each period:
	Value Line Larger Companies Focused Fund, Inc. Institutional Class
	Six Months Ended June 30, 2018 (unaudited)	Years Ended December 31,		Period Ended December 31, 2015(1)
		2017	2016
Net asset value, beginning of period	$28.65	$23.02	$26.18	$27.91
Income/(loss) from investment operations:
Net investment income/(loss)	(0.11)	(0.19)	0.00(2)	(0.09)
Net gains/(losses) on securities (both realized and unrealized)	4.33	8.03	0.14	(0.12)
Total from investment operations	4.22	7.84	0.14	(0.21)
Less distributions:
Distributions from net realized gains	—	(2.21)	(3.30)	(1.52)
Total distributions	—	(2.21)	(3.30)	(1.52)
Net asset value, end of period	$32.87	$28.65	$23.02	$26.18
Total return	14.73%(5)	33.96%	0.40%	(0.73)%(5)
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,303	$1,681	$401	$101
Ratio of gross expenses to average net assets(3)	4.16%(6)	2.73%	17.29%	2.70%(6)
Ratio of net expenses to average net assets(4)	0.93%(6)	0.94%	0.98%	2.70%(6)
Ratio of net investment loss to average net assets(4)	(0.58)%(6)	(0.67)%	(0.49)%	(2.16)%(6)
Portfolio turnover rate	15%(5)	35%	47%	37%(5)
(1)
Commenced operations on November 1, 2015.

(2)
Amount is less than $.01 per share.

(3)
Ratio reflects expenses grossed up for the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(4)
Ratio reflects expenses net of the reimbursement by the Adviser and Distributor of certain expenses incurred by the Fund.

(5)
Not annualized.

(6)
Annualized.

See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

1.   Significant Accounting Policies
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. (formerly Value Line Income and Growth Fund, Inc.), and Value Line Larger Companies Focused Fund, Inc. (individually a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. each offer two classes of shares: Investor Class shares and Institutional Class shares. Investor Class shares are available to any investor who meets the Fund’s minimum purchase requirement. Institutional Class shares are designed for investors who meet certain administrative, service and account size criteria. The sole investment objective of the Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. is long-term growth of capital. The primary investment objective of the Value Line Capital Appreciation Fund, Inc. is to seek capital appreciation and income consistent with allocation of its assets amongst equity securities, fixed income securities and money market instruments. The Value Line Family of Funds (the “Value Line Funds”) is a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value (“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Standard Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the fund’s total net assets by the fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has determined that the value of bonds and other fixed income corporate securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service that determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Bonds and fixed income securities are valued at the evaluated bid on the date as of which the NAV is being determined. Securities, other than bonds and other fixed income securities, not priced in this manner are valued at the midpoint between the latest available and representative asked and bid prices, or when stock valuations are used, at the latest quoted sale price as of the regular close of business of the NYSE on the valuation date.
The Board has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Funds’ valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be

June 30, 2018

convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Funds may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Funds follow fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds’ policy is to recognize transfers between levels at the beginning of the reporting period.
For the six months ended June 30, 2018, there were no transfers among levels for each Fund.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
During the six months ended June 30, 2018, there were no Level 3 investments in any Fund. The Schedule of Investments includes a breakdown of the Funds’ investments by category.
(C) Federal Income Taxes:   It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of their investment income and capital gains to their shareholders. Therefore, no provision for federal income tax is required.
As of June 30, 2018, and for all open tax years, management has analyzed the Funds’ tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Funds’ financial statements. The Funds’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Value Line Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Security Transactions and Distributions:   Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the basis of first-in first-out convention (“FIFO”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Interest income, adjusted for the amortization of discount and premium, is earned from settlement date and recognized on the accrual basis. Gains and losses realized on prepayments received on mortgage-related securities are recorded as interest income.

Notes to Financial Statements (unaudited) (continued)

The dividends and distributions were as follows:
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017
Value Line Premier Growth Fund, Inc.
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$2.3579
Value Line Mid Cap Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$0.3086
Institutional Class*:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$0.3086
Value Line Capital Appreciation Fund, Inc.
Investor Class:
Dividends per share from net investment income	$0.0057	$0.0518
Distributions per share from net realized gains	$—	$0.5027
Institutional Class:
Dividends per share from net investment income	$0.0184	$0.0772
Distributions per share from net realized gains	$—	$0.5027
Value Line Larger Companies Focused Fund, Inc.
Investor Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$2.2063
Institutional Class:
Dividends per share from net investment income	$—	$—
Distributions per share from net realized gains	$—	$2.2063
*
Commenced operations on August 12, 2017.

The Value Line Capital Appreciation Fund, Inc. may purchase mortgage pass-through securities on a to-be-announced (“TBA”) basis, with payment and delivery scheduled for a future date. The Fund may enter into a TBA agreement, sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities (a “TBA roll”). A TBA roll is treated by the Fund as a purchase transaction and a sale transaction in which the Fund realizes a gain or loss. The Fund’s use of TBA rolls may cause the Fund to experience higher portfolio turnover and higher transaction costs. The Fund could be exposed to possible risk if there is an adverse market reaction, expenses or delays in connection with TBA transactions, or if the counterparty fails to complete the transaction.
Income dividends and capital gains distributions are automatically reinvested in additional shares of each Fund unless the shareholder has requested otherwise. Income earned by the Fund on weekends, holidays and other days on which the Fund is closed for business is declared as a dividend on the next day on which the Fund is open for business. The Value Line Capital Appreciation Fund, Inc. distributes all of its net investment income quarterly and the Value Line Premier Growth Fund, Inc., the Value Line Mid Cap Focused Fund, Inc., and the Value Line Larger Companies Focused Fund, Inc. distribute all of their net investment income annually. Net realized capital gains, if any, are distributed to shareholders annually or more frequently if necessary to comply with the Internal Revenue Code.

June 30, 2018

(E) Class Allocations:   All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.
Class Specific Expenses:
	Investor Class	Institutional Class	Total
Value Line Mid Cap Focused Fund, Inc.
Registration and filing fees	$9,998	$11,051	$21,049
Transfer agent fees	63,009	9,116	72,125
Sub-transfer agent fees	8,884	16	8,900
Other	6,484	344	6,828
	Investor Class	Institutional Class	Total
Value Line Capital Appreciation Fund, Inc.
Registration and filing fees	$11,882	$8,986	$20,868
Transfer agent fees	82,756	11,355	94,111
Sub-transfer agent fees	56,272	255	56,527
Other	14,934	799	15,733
	Investor Class	Institutional Class	Total
Value Line Larger Companies Focused Fund, Inc.
Registration and filing fees	$9,679	$7,387	$17,066
Transfer agent fees	74,092	9,968	84,060
Sub-transfer agent fees	10,701	8	10,709
Other	10,197	334	10,531
(F) Foreign Currency Translation:   The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Funds do not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Funds, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Accounting for Real Estate Investment Trusts:   The Funds own shares of Real Estate Investment Trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from REITs during the year which represent a return of capital are recorded as a reduction of cost and distributions which represent a capital gain dividend are recorded as a realized long-term capital gain on investments.

Notes to Financial Statements (unaudited) (continued)

(I) Foreign Taxes:   The Funds may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
(J) Securities Lending:   Under an agreement with State Street Bank & Trust (“State Street”), the Funds can lend their securities to brokers, dealers and other financial institutions approved by the Board. By lending their investment securities, the Funds attempt to increase their net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Generally, in the event of a counter-party default, the Funds have the right to use the collateral to offset the losses incurred. The lending fees received and the Funds’ portion of the interest income earned on the cash collateral are included in “Securities lending income” in the Statements of Operations.
Upon entering into a securities lending transaction, the Funds receive cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street Global Advisors, acting in its capacity as securities lending agent (the “Agent”), in the Value Line Funds collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Funds invest the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Funds.
The Funds may enter into joint repurchase agreements whereby their uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the funds to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedules of Investments.
As of June 30, 2018, the Funds were not invested in joint repurchase agreements.
As of June 30, 2018, the Funds loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Fund	Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
Value Line Premier Growth Fund, Inc.	$48,472,686	$49,473,168	$49,508,169
Value Line Mid Cap Focused Fund, Inc.	18,328,333	18,703,865	18,808,316
Value Line Capital Appreciation Fund, Inc.	55,454,679	56,666,524	56,652,820
Value Line Larger Companies Focused Fund, Inc.	37,299,204	38,001,339	38,094,645
*
Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received cash collateral of  $0, $0, $19,774,929 and $14,168,551 respectively, which was subsequently invested in the State Street Navigator Securities Lending Money Market Portfolio as reported in the Schedule of Investments. In addition, Value Line Premier Growth Fund, Inc., Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc. and Value Line Larger Companies Focused Fund, Inc. received non-cash collateral of  $49,473,168, $18,703,865, $36,891,595 and $23,832,788 respectively, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Funds as of the next business day.

June 30, 2018

The following tables represent the amount of payables for cash collateral received on securities on loan as shown on the Statements of Assets and Liabilities for the six months ended June 30, 2018.
	Remaining Contractual Maturity of the Agreements As of June 30, 2018
Value Line Capital Appreciation Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$17,272,454	$—	$—	$—	$17,272,454
Corporate Bonds & Notes	776,965	—	—	—	776,965
U.S. Treasury Obligations	1,725,510	—	—	—	1,725,510
Total Borrowings	$19,774,929	$—	$—	$—	$19,774,929
Gross amount of recognized liabilities for securities lending transactions					$19,774,929
	Remaining Contractual Maturity of the Agreements As of June 30, 2018
Value Line Larger Companies Focused Fund, Inc.	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$14,168,551	$—	$—	$—	$14,168,551
Total Borrowings	$14,168,551	$—	$—	$—	$14,168,551
Gross amount of recognized liabilities for securities lending transactions					$14,168,551
(K) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.   Investment Risks
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
3.   Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments for the six months ended June 30, 2018, were as follows:
Fund	Purchases of Investment Securities	Sales of Investment Securities	Purchases of U.S. Government Agency Obligations	Sales of U.S. Government Agency Obligations
Value Line Premier Growth Fund, Inc.	$10,716,685	$26,176,253	$—	$—
Value Line Mid Cap Focused Fund, Inc.	2,313,321	5,738,115	—	—
Value Line Capital Appreciation Fund, Inc.	190,266,423	163,978,651	8,895,375	4,861,993
Value Line Larger Companies Focused Fund, Inc.	43,349,105	59,392,420	—	—

Notes to Financial Statements (unaudited) (continued)

4.   Income Taxes
At June 30, 2018, information on the tax components of capital is as follows:
Fund	Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation/ (depreciation) on investments
Value Line Premier Growth Fund, Inc.	$140,901,489	$201,990,709	$(243,971)	$201,746,738
Value Line Mid Cap Focused Fund, Inc.	87,441,743	65,041,917	(626,917)	64,415,000
Value Line Capital Appreciation Fund, Inc.	388,772,914	110,495,270	(17,264,897)	93,230,373
Value Line Larger Companies Focused Fund, Inc.	212,584,351	115,357,249	(12,880,257)	102,476,992
5.   Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates
Effective January 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for administration services provided by the Adviser. For the Value Line Premier Growth Fund, Inc. advisory fees were computed at an annual rate of 0.73% of the daily net assets during the period. For Value Line Larger Companies Focused Fund, Inc. advisory fees were computed at an annual rate of 0.72% of the daily net assets during the period. For Value Line Mid Cap Focused Fund, Inc. advisory fees were computed at an annual rate of 0.66% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. For Value Line Capital Appreciation Fund, Inc. advisory fees were computed at an annual rate of 0.68% of the first $100 million of the Funds’ average daily net assets plus 0.65% of the excess thereof. The Funds’ advisory fees are paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Funds. The Adviser also provides persons, satisfactory to the Funds’ Board, to act as officers and employees of the Funds and pays their salaries. For the six months ended June 30, 2018, the below Advisory fee was paid or payable to the Adviser:
Fund	Advisory Fee
Value Line Premier Growth Fund, Inc.	$1,242,564
Value Line Mid Cap Focused Fund, Inc.	473,539
Value Line Capital Appreciation Fund, Inc	1,395,162
Value Line Larger Companies Focused Fund, Inc	1,036,509
The Funds have a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) for advertising, marketing and distributing the Funds’ shares and for servicing the Funds’ shareholders at an annual rate of 0.25% of the Funds’ average daily net assets attributable to Investor Class shares. Institutional Class shares do not pay Rule 12b-1 distribution and service fees, and are not subject to the Plan. For the six months ended June 30, 2018, the below 12b-1 fees were paid or payable to the Distributor:
Fund	Distribution & Service Fees
Value Line Premier Growth Fund, Inc.	$425,247
Value Line Mid Cap Focused Fund, Inc.	185,812
Value Line Capital Appreciation Fund, Inc	523,502
Value Line Larger Companies Focused Fund, Inc	356,878
The Funds have a Sub-Transfer Agent Plan (the “sub TA plan”) which compensates financial intermediaries that provide sub-transfer agency and related services to investors that hold their Fund shares of such class in omnibus accounts maintained by the financial intermediaries with the Funds. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of  (i) the aggregate

June 30, 2018

amount of additional transfer agency fees and expenses that the Funds would otherwise pay to the transfer agent if each subaccount in the omnibus account for such class of shares maintained by the financial intermediary with the Funds were a direct account with the Funds and (ii) the amount by which the fees charged by the financial intermediary for including the Funds on its platform and providing shareholder, sub-transfer agency and related services exceed the amount paid under the Funds’ Plan with respect to each Fund’s assets attributable to shares held by the financial intermediary in the omnibus account. In addition, the amount of sub-transfer agency fees payable by the Fund’s to all financial intermediaries in the aggregate is subject to a maximum cap of 0.05% of each Fund’s average daily net assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. For the six months ended June 30, 2018, the below Sub TA fees were paid or payable to the Distributor and waived by the Distributor:
Fund	Sub TA Fees	Waived Amount
Value Line Premier Growth Fund, Inc.	$35,907	$—
Value Line Mid Cap Focused Fund, Inc.	8,900	16
Value Line Capital Appreciation Fund, Inc.	56,527	255
Value Line Larger Companies Focused Fund, Inc.	10,709	8
The Adviser agreed to pay or reimburse certain expenses of the Fund’s attributable to the Institutional Class, to the extent necessary to limit the Fund’s total annual operating expenses to an amount equal to the operating expense of the Fund’s Investor Class, less the 12b-1 fee paid by such Investor Class, of the Fund’s average daily net assets attributable to the applicable class (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund contractually reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that such class’ expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before July 31, 2020 only with the agreement of the Board of Directors. Effective March 17, 2016, and renewed annually, the Distributor contractually agreed to waive all or a portion of its sub TA fees attributable to the Institutional Class and the Adviser contractually agreed to reimburse the Funds to the Expense Limitation. As of June 30, 2018, fees contractually reimbursed amounted to $19,822, $14,701 and $65,080 for the Value Line Mid Cap Focused Fund, Value Line Capital Appreciation Fund and Value Line Larger Companies Focused Fund, respectively. As of June 30, 2018, the Adviser and Distributor may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:
Fund	Expiration	Fees Waived and Reimbursed by the Adviser	Fees Waived and Reimbursed by the Distributor
Value Line Mid Cap Focused Fund Inc.	December 31, 2020	$16,358	$—
Value Line Mid Cap Focused Fund Inc.	December 31, 2021	19,822	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2019	38,957	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2020	29,265	—
Value Line Capital Appreciation Fund, Inc.	December 31, 2021	14,701	—
Value Line Larger Companies Focused Fund, Inc.	December 31, 2018	—	229,171
Value Line Larger Companies Focused Fund, Inc.	December 31, 2019	39,574	220,270
Value Line Larger Companies Focused Fund, Inc.	December 31, 2020	89,666	139,260
Value Line Larger Companies Focused Fund, Inc.	December 31, 2021	65,080	—
During the six months ended June 30, 2018, the Funds did not make any repayments to the Adviser and Distributor for previously waived and reimbursed fees.
Each Fund bears direct expenses incurred specifically on its behalf while common expenses of the Value Line Funds are allocated proportionately based upon each Fund’s respective net assets. The Funds bear all other costs and expenses.

Fund Expenses (unaudited)

Example
As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of  $1,000 invested at the beginning of the period and held for the entire period (January 1, 2018 through June 30, 2018).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio
Actual
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,057.70	$6.17	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,058.40	5.97	1.17
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,060.40	4.70	0.92
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,085.00	5.79	1.12
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,085.80	4.50	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,145.90	6.12	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,147.30	4.95	0.93
Hypothetical (5% return before expenses)
Value Line Premier Growth Fund, Inc. – Investor Class	$1,000.00	$1,018.79	$6.06	1.21%
Value Line Mid Cap Focused Fund, Inc. – Investor Class	1,000.00	1,018.99	5.86	1.17
Value Line Mid Cap Focused Fund, Inc. – Institutional Class	1,000.00	1,020.23	4.61	0.92
Value Line Capital Appreciation Fund, Inc. – Investor Class	1,000.00	1,019.24	5.61	1.12
Value Line Capital Appreciation Fund, Inc. – Institutional Class	1,000.00	1,020.48	4.36	0.87
Value Line Larger Companies Focused Fund, Inc. – Investor Class	1,000.00	1,019.09	5.76	1.15
Value Line Larger Companies Focused Fund, Inc. – Institutional Class	1,000.00	1,020.18	4.66	0.93
*
Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

Semi-Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING CONTINUANCE OF
THE INVESTMENT ADVISORY AGREEMENTS FOR VALUE LINE MID CAP FOCUSED FUND, INC., VALUE LINE CAPITAL APPRECIATION FUND, INC., VALUE LINE LARGER COMPANIES FOCUSED FUND, INC. AND VALUE LINE PREMIER GROWTH FUND, INC.
The Investment Company Act of 1940 (the “1940 Act”) requires the Boards of Directors (the “Board”) of Value Line Mid Cap Focused Fund, Inc., Value Line Capital Appreciation Fund, Inc., Value Line Larger Companies Focused Fund, Inc., and Value Line Premier Growth Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of each Board’s Directors who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Directors”), to annually consider the continuance of each Fund’s investment advisory agreement (each, an “Agreement”) with its investment adviser, EULAV Asset Management (the “Adviser”).
As part of the process in considering the continuance of each Fund’s Agreement, the Board requested, and the Adviser provided, such information as the Board deemed to be reasonably necessary to evaluate the terms of such Agreement. At meetings held throughout the year, including the meeting specifically focused upon the review of each Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Funds and any officers of the Adviser. In considering the continuance of each Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.
Both in the meeting specifically focused upon the review of the Agreements and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Agreements. These materials included information for each Fund regarding, among other things: (i)  the Fund’s investment performance, performance-related metrics and risk-related related metrics over various periods of time and comparisons thereof to similar information regarding the Fund’s benchmark index, the Fund’s category of comparable funds (the “Category”) (as objectively classified, selected and prepared by Morningstar, Inc., an independent evaluation service (“Morningstar”)), and the Fund’s more narrow peer group of comparable funds (the “Peer Group”) (again, as objectively classified, selected and prepared by Morningstar); (ii) the Fund’s investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements; (iii) purchases and redemptions of the Fund’s shares; (iv) the Adviser’s view of the general investment outlook in the markets in which the Fund invests; (v)  arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser, including EULAV Securities LLC (the “Distributor”)); and (vii) the overall nature, quality and extent of services provided by the Adviser.
As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under each Fund’s Agreement. In a separate executive session, the Independent Directors reviewed information for each Fund, which included data comparing: (i)  advisory, administrative, distribution, custody, accounting, audit, legal, transfer agency, and other non-management expenses incurred by the Fund to those incurred by the Fund’s Peer Group and Category; (ii) the Fund’s expense ratio to those of its Peer Group and Category; and (iii) the Fund’s investment performance, performance-related metrics and risk-related related metrics over various time periods to similar information regarding the Fund’s benchmark index, Peer Group and Category.
In classifying a Fund within a Category, Morningstar considered the characteristics of the Fund’s actual portfolio holdings over various periods of time relative to the market and other factors that distinguish a particular investment strategy under Morningstar’s methodology with the objective to permit meaningful comparisons. Morningstar classified Value Line Mid Cap Focused Fund, Inc. and Value Line Premier Growth Fund, Inc. within its Mid-Cap Growth category, Value Line Larger Companies Focused Fund, Inc. within its Large Growth category and Value Line Capital Appreciation Fund, Inc. within its Allocation-70% to 85% Equity category.
In preparing a Peer Group for each Fund, Morningstar considered the Fund’s most recent portfolio holdings in light of the same factors used in classifying a Fund within a Category, as well as additional factors including similarity of expense structure (e.g., same share class characteristics) and net asset size. Generally, the final Peer Group consists of funds that range in net assets from twice-in-size to half-in-size of the Fund and includes roughly equal numbers of funds that are smaller and larger than the Fund. Morningstar prepared the Peer Group for Value Line Larger Companies Focused Fund, Inc. consisting of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for Value Line Mid Cap Focused Fund, Inc. consists of 8 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund. The Peer Group for the Value Line Premier Growth Fund, Inc. consists of 11 other retail, no-load funds with similar investment style, expense structure and asset size as the Fund, and the Peer Group for Value Line Capital Appreciation Fund, Inc. consists of 5 other retail, load and no-load funds with similar investment style, expense structure and asset size as the Fund.
In their executive session, the Independent Directors also reviewed information regarding: (a)  the financial results and condition of the Adviser and the Distributor and their profitability from the services that have been performed for each Fund and the Value Line family of funds; (b)  the Adviser’s investment management staffing and resources; (c)  the ownership, control and day-to-day management of the Adviser; (d)  each Fund’s potential for achieving economies of scale; and (e)  potential “fall-out” benefits to the Adviser. In support of its review of the statistical information, the Board discussed with Morningstar the description of the methodology used by Morningstar to determine each Fund’s Peer Group and Category and the results of the statistical information prepared by Morningstar.

Semi-Annual Report (continued)

The Board observed that there is a range of investment options available to shareholders of the Funds, including other mutual funds, and that each Fund’s shareholders have chosen to invest in the Fund.
The following summarizes matters considered by the Board in connection with its continuance of each of the Agreements. However, the Board did not identify any single factor as all-important or controlling, each Director may have weighed certain factors differently, and the summary does not detail all the matters that were considered.
Investment Performance.   The Board reviewed each Fund’s overall investment performance and compared it to its Peer Group, Category and benchmark index, including considering as appropriate their respective relative risk profiles.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year and five-year periods ended March 31, 2018. The Board noted that the Fund’s performance for the ten-year period ended March 31, 2018 was below the Peer Group and Category medians and the benchmark index.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that the Fund’s performance was below the Peer Group and Category medians, but above the benchmark index for the one-year period ended March 31, 2018. The Board also noted that the Fund’s performance for the three-year period ended March 31, 2018 was above the performance of the Peer Group and Category medians but not the benchmark index. The Board further noted that the Fund’s performance was below the Peer Group median and benchmark index, but above that of the Category median, for the five-year period ended March 31, 2018. The Board also noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the ten-year period ended March 31, 2018. The Board considered that the Fund’s performance in periods prior to March 2015 was achieved before the Fund’s adoption on a non-fundamental policy of investing at least 80% of the Fund’s total assets in common stocks and other equity securities of mid-sized companies under normal conditions.
Value Line Premier Growth Fund, Inc.   The Board noted that the Fund’s performance was below the Peer Group and Category medians, but above the benchmark index for the one-year period ended March 31, 2018. The Board also noted that the Fund outperformed the Peer Group and Category medians, but not the benchmark index, for the three-year period ended March 31, 2018. Lastly, the Board noted that the Fund underperformed the Peer Group and Category medians and the benchmark index for the five-year and ten-year periods ended March 31, 2018, and discussed with the Adviser the reasons for the underperformance.
Value Line Capital Appreciation Fund, Inc.   The Board noted that the Fund outperformed the Peer Group and Category medians and the benchmark index for the one-year, three-year, five-year and ten-year periods ended March 31, 2018.
The Adviser’s Personnel and Methods.   The Board reviewed the background of the portfolio managers responsible for the daily management of each Fund’s portfolio, seeking to achieve the applicable Fund’s investment objectives and adhering to such Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of each Fund’s investment operations. The Board viewed favorably: (i) the Adviser’s use of analytic tools in support of the portfolio management, compliance and shareholder relation functions which the Adviser previously committed resources to acquire; (ii) the continuity of the Adviser’s staff attributable in part to its actions taken to attract and retain personnel, including its ongoing improvements to employee benefit programs and previous increases in base compensation and merit-based compensation for certain staff members to be more industry competitive; and (iii) that the Adviser continues to receive the Value Line ranking systems without additional cost beyond amounts required to be paid under the Adviser’s charter document. The Board concluded that each Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.
Adviser’s Fee.   The Board considered the Adviser’s fee rate under each Fund’s Agreement relative to the advisory fee rate applicable to the funds in such Fund’s Peer Group and Category before applicable fee waivers. After a review of the information provided to the Board, the Board concluded that each Fund’s fee rate for compensation for the services provided and costs borne by the Adviser under its Agreement was satisfactory for the purpose of approving continuance of such Agreement.
Value Line Larger Companies Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under its Agreement was less than that of the Peer Group median, but greater than that of the Category median.
Value Line Mid Cap Focused Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Value Line Premier Growth Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.

Value Line Capital Appreciation Fund, Inc.   Before giving effect to fee waivers applicable to certain funds in the Peer Group and Category, the Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s advisory fee rate payable under the Agreement was less than the advisory fee rate of the Peer Group and Category medians.
Expenses.   The Board also considered each Fund’s total expense ratio relative to its Peer Group and Category medians. For Funds offering more than one class of shares, the Board compared expense ratios of the Peer Group and Category medians to those of the Fund’s Investor Class Shares, not Institutional Class Shares. For each of the Funds, the Adviser, the Distributor and the Board agreed that the Distributor and Adviser will continue the class-level contractual expense limitation agreement,pursuant to which the Distributor and the Adviser, respectively, waive certain class-specific sub-transfer agency fees and pay certain class-specific expenses incurred by the Institutional Class to the extent necessary to contractually limit the class-specific fees and expenses of the Institutional Class to the same percentage of its average daily net assets as the class-specific fees and expenses of the Investor Class (excluding Rule 12b-1 fees and any extraordinary expenses incurred in different amounts by the classes) through June 30, 2019. For Value Line Larger Companies Focused Fund, Inc., the Adviser and the Board agreed that the Adviser will also continue to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of the Institutional Class and 1.15% of the average daily net assets of the Investor Class through June 30, 2019. Each expense limitation agreement provides that the Adviser and the Distributor, as applicable, may subsequently recover from assets attributable to the relevant class the waived fees and/or reimbursed expenses (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent its expense ratio (subject to the exclusions noted above) is less than the applicable expense limitation. Each expense limitation agreement can be terminated or modified before June 30, 2019 only with the approval of the Board. After a review of the information provided to the Board, the Board concluded that each Fund’s average expense ratio was satisfactory for the purpose of approving continuance of the Fund’s Agreement.
Value Line Larger Companies Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group median, but higher than that of the Category median, both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group and Category.
Value Line Mid Cap Focused Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was lower than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Premier Growth Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to certain funds in the Peer Group and Category.
Value Line Capital Appreciation Fund, Inc.   The Board noted that, for the most recent fiscal year for which audited financial data is available, the Fund’s expense ratio was less than that of the Peer Group and Category medians both before and after giving effect to fee waivers applicable to the Fund and certain funds in the Peer Group.
Nature, Extent and Quality of Services.   The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor. At meetings held throughout the year, the Board reviewed the resources and effectiveness of the Adviser’s overall compliance program, as well as the services provided by the Distributor. The Board reviewed the services provided by the Adviser and the Distributor in supervising each of the Fund’s third-party service providers. The Board also reviewed the services of the Distributor in engaging financial intermediaries to provide sub-transfer agency and related services to shareholders who hold their shares of a Fund in omnibus accounts. The Board noted that the Distributor and the Adviser retained no portion of a Fund’s sub-transfer agency fees as compensation for these services, but the Board considered that a Fund’s payment of such fees to financial intermediaries might reduce amounts that the Distributor or the Adviser would otherwise pay out of their own resources to the financial intermediaries. Based on this review, the Board concluded that the nature, quality, cost, and extent of such other services provided by the Adviser and the Distributor were satisfactory, reliable and beneficial to each Fund’s shareholders.
Profitability.   The Board considered the level of profitability of the Adviser and the Distributor with respect to each Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring of the Adviser and Distributor in 2010 and certain actions taken during prior years. These actions included the reduction (voluntary in some instances, contractual or permanent in other instances) of advisory and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board also considered the Adviser’s continued attention to the rationalization and differentiation of funds within the Value Line group of funds to better identify opportunities for savings and efficiencies among the funds. The Board concluded that the profitability of the Adviser and the Distributor with respect to each Fund, including the financial results derived from each Fund’s Agreement, was within a range the Board considered reasonable in the overall context of its consideration of the continuance of the Agreements.
Other Benefits.   The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and the Distributor from their association with each Fund. The Board concluded that potential “fall-out” benefits that the Adviser and the Distributor may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Funds.

Semi-Annual Report (continued)

Economies of Scale.
Value Line Larger Companies Focused Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Mid Cap Focused Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Value Line Premier Growth Fund, Inc.   The Board considered that, given both the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of breakpoints to the fee structure was not currently necessary.
Value Line Capital Appreciation Fund, Inc.   The Board noted the Agreement includes a breakpoint applicable to the Adviser’s fee under which the Adviser is paid 0.70% on the first $100 million of the Fund’s average daily net assets and 0.65% on any additional assets. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of more breakpoints to the fee structure was not currently necessary.
Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser.   The Board was informed by the Adviser that the Adviser does not currently manage any non-mutual fund account that has similar objectives and policies as those of the Funds.
Conclusion.   The Board examined the totality of the information it was provided at the meeting specifically addressing approval of each Fund’s Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on its evaluation of all material factors deemed relevant and with the advice of independent counsel, the Board concluded that the rate at which each Fund pays an Adviser’s fee to the Adviser under its Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that each Fund’s Agreement, and the Adviser’s fee rate thereunder, is fair and reasonable and voted to continue each Agreement.

The Value Line Family of Funds
In 1950, Value Line started its first mutual fund. Since then, knowledgeable investors have been relying on the Value Line Funds to help them build their financial futures. Over the years, Value Line Funds has evolved into what we are today – a diversified family of no-load mutual funds with a wide range of investment objectives – ranging from small, mid and large capitalization equities to fixed income. We also provide strategies that effectively combine both equities and fixed income, diligently taking into account the potential risk and reward of each investment.
Strategies That Have Stood the Test of Time

1950	Value Line Mid Cap Focused Fund seeks long-term growth of capital.
1952	Value Line Capital Appreciation Fund** seeks income, as high and dependable as is consistent with reasonable risk.
1956	Value Line Premier Growth Fund seeks long-term growth of capital.
1972	Value Line Larger Companies Focused Fund's sole investment objective is long-term growth of capital.
1983	**Value Line Centurion Fund**† seeks long-term growth of capital.
1984	The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1986	Value Line Core Bond Fund seeks to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund's primary objective.
1987	**Value Line Strategic Asset Management Trust**† seeks to achieve a high total investment return consistent with reasonable risk.
1993	Value Line Small Cap Opportunities Fund seeks long-term growth of capital.
1993	Value Line Asset Allocation Fund seeks to achieve a high total investment return (current income and capital appreciation) consistent with reasonable risk. For this purpose, risk takes into account volatility and other factors as determined by the Adviser.
2014	**Value Line VIP Equity Advantage Fund** seeks capital appreciation. Current income is a secondary investment objective.
2015	Institutional shares launched for the Value Line Larger Companies Focused Fund, Small Cap Opportunities Fund, Asset Allocation Fund and Capital Appreciation Fund**.
2017	Institutional shares launched for Value Line Mid Cap Focused Fund.

*
Offered as an investment option to owners of the Guardian ProSeriesSM Variable Annuities issued by The Guardian Insurance & Annuity Company, Inc.

**
Formerly Value Line Income and Growth Fund.

†
Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, LLC, 7 Times Square, New York, New York 10036-6524 or call 1-800-243-2729, 9am-5pm CST, Monday-Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 5. Audit Committee of Listed Registrants

Not Applicable.

Item 6. Investments

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits.

(a)	(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	September 6, 2018